UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

HBT Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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401 North Hershey Road
Bloomington, Illinois 61704
April 9, 2025
To Our Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of HBT Financial, Inc. to be held on May 20, 2025, at 10:00 a.m., Central time.
The Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting. If you plan to attend the virtual meeting, please see "When and where will the Annual Meeting be held?" on page 2. Stockholders will be able to attend, vote and submit questions before, and for a portion of, the virtual meeting.
Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting and Proxy Statement.
Your vote is important. Please take the time to carefully read each of the proposals described in the Proxy Statement and cast your vote by following the instructions in the Proxy Statement. Your vote will mean that you are represented at the Annual Meeting regardless of whether or not you attend.
Thank you for your support of HBT Financial, Inc.
Sincerely,
Fred L. Drake
Executive Chairman

HBT FINANCIAL, INC.
401 North Hershey Road
Bloomington, Illinois 61704
(309) 662-4444
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2025
To the Stockholders of HBT Financial, Inc.:
The Annual Meeting of Stockholders of HBT Financial, Inc. (the "Company") will be held on May 20, 2025, at 10:00 a.m., Central time, for the following purposes:
1.To elect the nine directors named in the accompanying Proxy Statement to serve until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.To approve, on a non-binding, advisory basis, the compensation of our named executive officers ("NEOs"), which we refer to as the "say-on-pay" proposal;
3.To approve, on a non-binding, advisory basis, the frequency with which shareholders will vote on future say-on-pay proposals, which we refer to as the "say-on-pay frequency" proposal;
4.To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
5.Such other business as may properly come before the meeting or any adjournments or postponements of the meeting.
The Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting. If you plan to attend the virtual meeting, please see "When and where will the Annual Meeting be held?" on page 2. Stockholders will be able to attend, vote and submit questions before, and for a portion of, the virtual meeting.
Only stockholders of record at the close of business on March 21, 2025, the record date fixed by the Board of Directors of the Company, will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.
Even if you plan to attend the annual meeting, please vote at your earliest convenience by signing and returning the proxy card or voting instruction card you receive, or by voting over the internet or by telephone.
By Order of the Board of Directors
Renee K. Fehr
General Counsel and Corporate Secretary
April 9, 2025

i

IMPORTANT MEETING AND VOTING INFORMATION
The information provided in this Proxy Statement relates to HBT Financial, Inc. ("HBT Financial" or the "Company") and its wholly-owned subsidiary, Heartland Bank and Trust Company ("Heartland Bank" or the "Bank"). Unless the context indicates otherwise, all references in this Proxy Statement to "we," "us," "our," the "Company" and "HBT Financial" refer collectively to HBT Financial, Inc. and Heartland Bank. On or about April 9, 2025, we began to mail to our stockholders either a notice containing instructions on how to access this Proxy Statement and our annual report online, or a printed copy of these proxy materials.
This Proxy Statement is furnished in connection with the Annual Meeting of Stockholders of HBT Financial to be held on May 20, 2025, at 10:00 a.m., Central time. The Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting. The Notice of Annual Meeting of Stockholders, 2025 Proxy Statement and 2024 Annual Report on Form 10-K are available at www.envisionreports.com/HBT.
Who is soliciting my proxy?
Our board of directors (the "Board") is soliciting proxies for use at the 2025 annual meeting of stockholders of HBT Financial (the "Annual Meeting"). If the meeting is adjourned, we may also use the proxies at any later meetings for the purposes stated in the notice of annual meeting.
What if I received a Notice of Internet Availability of Proxy Materials?
We are providing access to our proxy materials over the internet. Accordingly, on or about April 9, 2025, we are mailing to our record and beneficial stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials over the internet and vote online. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of our proxy materials by mail unless you request one. If you wish to receive a printed copy of our proxy materials for the Annual Meeting, you should follow the instructions for requesting those materials included in the Notice of Internet Availability of Proxy Materials.
What am I being asked to vote on?
You are being asked to vote on the following proposals:
1.To elect the nine directors named in this Proxy Statement to serve until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.To approve, on a non-binding, advisory basis, the compensation of our NEOs, which we refer to as the "say-on-pay proposal";
3.To approve, on a non-binding, advisory basis, the frequency with which shareholders will vote on future say-on-pay proposals, which we refer to as the "say-on-pay frequency proposal";
4.To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
5.Such other business as may properly come before the meeting or any adjournments or postponements of the meeting.
As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

Why are there new compensation proposals presented at this Annual Meeting?
In prior years, we were an "emerging growth company" as defined in the Jumpstart Our Business Act of 2012, and were not required to hold a vote on the compensation of our NEOs. Starting at the Annual Meeting, we will be asking shareholders to vote on our first say-on-pay proposal as described in Proposal 2 of this Proxy Statement. Moreover, we are required to hold a vote on the say-on-pay frequency proposal as described in Proposal 3 of this Proxy Statement every six years starting with this Annual Meeting. Because we value the opinions of our shareholders, our Board and Compensation Committee will consider the outcome of the say-on-pay proposal and the related say-on-pay frequency proposal, as well as feedback received throughout the year, when making compensation decisions for our NEOs in the future.
How does the Board recommend that I vote?
The Board recommends that you vote:
•FOR the election of each of the nine directors named in this Proxy Statement to serve until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
•FOR the say-on-pay proposal;
•FOR "1 Year" in the say-on-pay frequency proposal; and
•FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025.
When and where will the Annual Meeting be held?
The Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting.
Meeting Date: Tuesday, May 20, 2025
Meeting Time: 10:00 a.m. Central time
Meeting Access: https://meetnow.global/MGVTYT2
Stockholder of Record
If you were a stockholder of record as of March 21, 2025 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you may attend the meeting by accessing the meeting center site at https://meetnow.global/MGVTYT2 and entering the 15-digit control number found on your proxy card or Notice of Internet Availability of Proxy Materials.
Beneficial Owner
If you were a beneficial owner of record as of the March 21, 2025 (i.e. you held your shares in a brokerage account or by a broker, bank or other nominee), you will need to obtain a legal proxy from your bank, broker or other nominee. Once you have received a legal proxy from your bank, broker or other nominee, please provide a scan or image of the legal proxy via email to our transfer agent, Computershare, at legalproxy@computershare.com, with "Legal Proxy" noted in the subject line. Requests for registration must be received no later than 5:00 p.m. Eastern time on May 13, 2025. You will then receive confirmation of your registration, with a 15-digit control number, by email from Computershare. You may then attend the meeting by accessing the meeting center site at https://meetnow.global/MGVTYT2 and entering the control number.
What if I have trouble accessing the Annual Meeting virtually?
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance, should you need it, you may call (888) 724-2416.

Who is entitled to vote at the Annual Meeting?
The record date for the Annual Meeting is March 21, 2025. Only holders of record of outstanding shares of HBT Financial common stock as of the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting of any adjournments or postponements of the Annual Meeting.
What vote is required to approve the proposals at the Annual Meeting?
The election of nominees for director requires a plurality of the votes cast. Plurality means that the nine nominees who receive the largest number of votes cast "FOR" will be elected as directors. Abstentions and broker non-votes (as described below) will have no effect on the outcome of the vote on the election of directors.
The approval of the say-on-pay proposal requires the affirmative vote of a majority of the common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on the proposal. Abstentions have the same effect as a vote cast against the proposal. Broker non-votes (as described below) will have no effect on the outcome of the vote on the election of directors.
The frequency approved in the say-on-pay frequency proposal will be decided by a plurality of the votes cast, with the frequency receiving the most votes being considered the choice of the stockholders. Abstentions have the same effect as a vote cast against the proposal. Broker non-votes (as described below) will have no effect on the outcome of the vote on the election of directors.
The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025, requires the affirmative vote of a majority of the common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on the proposal. Abstentions have the same effect as a vote cast against the proposal. Brokers will have discretionary authority to vote on this proposal.
On March 21, 2025, the record date for the meeting, HBT Financial had 31,631,431 shares of common stock outstanding, all of one class and each share having one vote with respect to all matters to be voted on at the meeting. Information as to common stock ownership of certain beneficial owners and management is set forth in the table in the "Stock Ownership Matters" section.
Stockholders who deliver valid proxies or vote in person at the Annual Meeting will be considered part of the quorum. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum. Broker "non-votes" (as described below) are counted as present and entitled to vote for purposes of determining a quorum.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record
If your shares are registered directly in your name with HBT Financial’s transfer agent, Computershare, you are considered the "stockholder of record" with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the persons named as proxy holders, Fred L. Drake, J. Lance Carter and Renee K. Fehr, or to vote in person at the Annual Meeting. If you requested printed proxy materials, we have enclosed an accompanying proxy card for you to use. You may also submit your vote via the internet or by telephone by following the instructions on the accompanying proxy card, as described below under "How can I vote my shares?"
Beneficial Owner
If your shares are held in a brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in "street name." As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request and provide at the Annual Meeting a legal proxy from your broker, bank or other nominee. Your broker, bank or other nominee has included a voting instruction form for you to use to direct them how to vote your shares. Please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form you received from them.

How can I vote my shares?
Stockholder of Record
If you hold your shares in your own name as the stockholder of record, you have three options for voting and submitting your proxy before the Annual Meeting:
•By internet—We encourage you to vote and submit your proxy over the internet at www.envisionreports.com/HBT.
•By telephone—You may vote and submit your proxy by calling (800) 652-VOTE (8683).
•By mail—If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.
Your proxy cards must be received by HBT Financial no later than the beginning of the Annual Meeting. Votes submitted by internet or telephone must be received by 10:00 a.m. Central time on May 20, 2025.
Beneficial Holder
If you hold your shares through an account with a bank, broker or other nominee, your ability to vote over the internet or by telephone depends on your broker’s, bank’s or nominee’s voting process. Please follow the directions on your voting instruction form carefully.
May I vote at the Annual Meeting?
If you are a stockholder of record, you may vote your shares at the meeting if you attend. If you are a beneficial holder holding your shares through an account with a bank, broker or other nominee, you must request a legal proxy from your bank, broker or other nominee giving you the right to vote the shares and bring that proxy to the meeting.
Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy so your vote will be counted if you later decide not to attend the Annual Meeting.
How do I ask questions at the Annual Meeting?
In order to submit a question at the Annual Meeting, you will need to log into the meeting using the 15-digit control number found on your proxy card or Notice of Internet Availability of Proxy Materials. If you would like to ask a question during the meeting, you can type your question in the "ask a question" text box that will appear on your screen and click "submit". You will be able to input your question into the queue beginning 15 minutes prior to the start of the meeting.
What if I return my proxy card without indicating how to vote?
Proxy cards that are signed and returned but do not contain instructions will be voted as follows:
•FOR the election of the nine nominees for director named in this Proxy Statement;
•FOR the say-on-pay proposal;
•FOR "1 Year" as the frequency in the say-on-pay frequency proposal; and
•FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025;
•In accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the meeting.

What is a broker non-vote?
If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote the shares, the broker may return a proxy card without voting on that proposal. This is known as a "broker non-vote." Proposal 1 (election of directors), Proposal 2 (say-on-pay proposal), and Proposal 3 (say-on-pay frequency proposal) are not routine matters, and therefore your bank, broker or nominee may not vote your uninstructed shares on these proposals. If you hold your shares in "street name" (through a bank, broker or other nominee) it is critical that you cast your vote if you want it counted on these proposals. Broker non-votes will have no effect on the proposals but will be counted as present for the purpose of determining a quorum.
If you are a beneficial owner, your bank, broker or other nominee is permitted to vote your shares on Proposal 4 (ratification of the appointment of our independent registered public accounting firm) even if the broker does not receive voting instructions from you.
Can I change my vote or revoke my proxy after I have returned a proxy or voting instruction card?
Yes.
Stockholder of Record
If you are a holder of record of HBT Financial common stock, you can change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. You can do this in one of four ways:
•timely delivering a signed written notice of revocation to the Corporate Secretary of HBT Financial;
•timely delivering a new, valid proxy card bearing a later date by mail as described on the applicable proxy card;
•attending the Annual Meeting and voting in person, which will automatically cancel any proxy previously given, or revoking your proxy in person (simply attending the Annual Meeting without voting will not revoke any proxy that you have previously given or change your vote); or
•re-voting over the internet or by telephone as instructed above (only your latest internet or telephone vote will be counted).
If you deliver a notice of revocation or a new proxy by mail, your notice of revocation or your new proxy must be received by HBT Financial no later than the beginning of the Annual Meeting. Votes submitted by internet or telephone must be received by 10:00 a.m. Central time on May 20, 2025.
Beneficial Owner
If your shares are held in "street name," you must contact your broker, bank or other nominee to change your vote or revoke your proxy.
How will we solicit proxies, and who will pay for the cost of solicitation?
We will pay for the cost of this proxy solicitation. We do not intend to solicit proxies other than by use of the mail or website posting, but certain of our directors, officers and other employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf.
Who can help answer any questions I may have?
HBT Financial stockholders who have questions about the matters to be voted on at the Annual Meeting or how to submit a proxy or who desire additional copies of this Proxy Statement, our Annual Report on Form 10-K or additional proxy cards should contact our Investor Relations department at HBT Financial, Inc., 401 North Hershey Road, Bloomington, Illinois 61704 or by phone at (309) 662-4444.

PROPOSAL 1—ELECTION OF DIRECTORS
Our bylaws provide that the number of directors will be fixed from time to time by resolution of the Board. The Board currently consists of nine directors: Roger A. Baker, C. Alvin Bowman, Eric E. Burwell, Patrick F. Busch, J. Lance Carter, Allen C. Drake, Fred L. Drake, Linda J. Koch, and Gerald E. Pfeiffer.
The Board consists of one class of directors serving one-year terms or until their successors are duly elected and qualified. We are soliciting proxies in favor of the election of each of the nominees identified below. The shares represented by proxies will be voted in favor of the election of each of the nominees whose names are set forth below unless such proxy is specifically marked to "withhold" authority to vote for a particular nominee.
All nominees have consented to serve as directors, if elected. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the Board. As of the date of this Proxy Statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to stand as a nominee or serve as a director, if elected. The Board believes that each nominee has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of HBT Financial. The biographies below reflect the particular experience, qualifications, attributes and skills that led the Board to conclude that each nominee should serve on the Board. Fred L. Drake, our Executive Chairman, and Director Allen C. Drake are brothers, and there are no other related persons on the Board.
Director Nominees
The names of the nominees are as follows:
Roger A. Baker
Age: 73
Roger A. Baker has been a director of the Company and Heartland Bank since 2022. Mr. Baker previously served as the Chairman and President of NXT Bancorporation, Inc. and Chairman of NXT Bank, which were acquired by HBT Financial on October 1, 2021. In addition to NXT Bank, Mr. Baker previously served on the Board of Directors of two other Iowa-based banks, Lincoln Savings Bank and Liberty Bank. Mr. Baker has owned several businesses over the years, and is actively engaged in the business community throughout our Iowa markets. Mr. Baker graduated from Iowa State University with a BS in Agricultural Economics. Mr. Baker was selected to serve as a director for his experience in the banking and agricultural industries and his familiarity with our Iowa markets.
C. Alvin Bowman
Age: 72
C. Alvin Bowman has been a director of the Company and Heartland Bank since 2019. Dr. Bowman served as the 17th President of Illinois State University for ten years before retiring in 2013. Prior to his term as President, he served in various capacities, including Department Chair of its Speech Pathology and Audiology Department and as Interim Provost. Additionally, he was the Executive Director of the Illinois Board of Higher Education from November 2017 to December 2018. Dr. Bowman received a BA in Speech Pathology from Augustana College, a Master’s in Speech-Language Pathology from Eastern Illinois University and a PhD in Speech and Hearing Science from the University of Illinois. He has 36 years of experience in higher education. Mr. Bowman was selected to serve as a director for his leadership, communication and organizational skills gained over the course of his career.
Eric E. Burwell
Age: 57
Eric E. Burwell has been a director of the Company since 2009 and a director of Heartland Bank since 2005. Mr. Burwell is a Principal of Burwell Management Company, a family-owned property management company, investing in a variety of real estate, private equity, venture capital and liquid investments. Mr. Burwell received a BS in Business Administration and a BS in Finance, both from Illinois State University and holds an MBA from Loyola University of Chicago. Mr. Burwell is also an Illinois licensed real estate managing broker. Mr. Burwell was selected to serve as a director for his knowledge of the real estate industry and his investment and business experience.

Patrick F. Busch
Age: 68
Patrick F. Busch has been a director of the Company since 1998 and a director of Heartland Bank since 1995. Mr. Busch is Vice Chairman of Heartland Bank. He joined us in 1995 and was President and Chief Lending Officer of Heartland Bank from March 2010 until December 2022 and Executive Vice President of the Company from December 2009 to December 2022. As Chief Lending Officer, Mr. Busch was critical in establishing the loan culture and integrating acquisitions over the years. He played a leading role in Heartland Bank’s organic growth in Bloomington-Normal, Champaign and Peoria. As Vice Chairman, he is responsible for oversight of the Cook County and Chicago Suburban senior lenders and mortgage lending. Mr. Busch received a BS in Business Administration from Illinois Wesleyan University and completed the Stonier Graduate School of Banking. Mr. Busch was selected to serve as a director because of the depth of his understanding of the banking industry and his experience establishing our loan culture and integrating acquisitions during his tenure with us.
J. Lance Carter
Age: 54
J. Lance Carter has been a director of the Company and Heartland Bank since 2011. Mr. Carter is President and Chief Executive Officer of the Company and Heartland Bank. Mr. Carter joined us in 2001 and served as Heartland Bank's Chief Credit Officer from March 2010 to December 2018. He was named Executive Vice President of the Company in December 2011 and Chief Operating Officer in June 2015. Mr. Carter was named President of the Company in August 2019, and President of Heartland Bank in January 2023. In May 2023, Mr. Carter was named Chief Executive Officer of the Company and Heartland Bank, and no longer serves as Chief Operating Officer of the Company and Heartland Bank. Mr. Carter’s responsibilities include oversight of day-to-day operations of all areas of Heartland Bank. Mr. Carter holds a BS in Finance and an MBA from the University of Illinois. He has also completed the Graduate School of Banking at the University of Wisconsin-Madison. Mr. Carter was selected to serve as a director for his experience in the banking industry and knowledge of the Company gained during his tenure with us.
Allen C. Drake
Age: 73
Allen C. Drake has been a director of the Company and Heartland Bank since 1981. He became an officer of Heartland Bank in 1979 and served for 28 years, until retiring as Chairman and Chief Financial Officer in 2007. During his tenure as an executive officer with us, he was President of one of our predecessor banks and served on the board of several of our predecessor banks. He was involved in merger and acquisition activities, technology innovation, trust, finance and systems integrations. Mr. Drake received a BS and MS in Electrical Engineering from the University of Illinois. Mr. Drake was selected to serve as a director for his knowledge of Heartland Bank gained during his tenure with the Bank, including his experience with lending, administration, technology, personnel, finance, trust and strategic planning.
Fred L. Drake
Age: 68
Fred L. Drake serves as Executive Chairman of the board for both the Company and of Heartland Bank. He has served as Chairman since 2006 and been a director of the Company since 1984 and a director of Heartland Bank since 1982. Mr. Drake is Executive Chairman of the Company and Heartland Bank and provides leadership in all facets, including overall strategy, growth, and acquisitions. Mr. Drake became an officer of Heartland Bank in 1983 and served as the Company's Chief Executive Officer until May 2023. He also served as our President from 1998 to August 2019. In 1992, as President of Heartland Bank, he led our entry into the Bloomington-Normal market, one of the Bank’s most successful initiatives, setting the tone for the Company’s organic growth in the 1990s and early 2000s. Mr. Drake received a BS in Finance and an MBA, both from the University of Illinois. Mr. Drake serves as a director for his leadership in all facets of our company, including overall strategy, organic growth and acquisitions, overall experience in the banking industry and his knowledge of the Company gained during his tenure with us.

Linda J. Koch
Age: 63
Linda J. Koch has been a director of the Company and Heartland Bank since 2020. Ms. Koch served as the President and Chief Executive Officer of the Illinois Bankers Association from 2001 to 2020. As President and Chief Executive Officer, Ms. Koch was responsible for the leadership, strategy, and operational management of the Illinois Bankers Association. During that same time, Ms. Koch served on the Board of Trustees of the Graduate School of Banking at the University of Wisconsin-Madison. Ms. Koch received a BA in Legal Studies from the University of Illinois Springfield and is a Certified Association Executive (CAE). Ms. Koch was selected to serve as a director for her experience in the banking industry and her leadership, communication, and strategic planning skills developed over the course of her career.
Gerald E. Pfeiffer
Age: 74
Gerald E. Pfeiffer has been a director of the Company and Heartland Bank since 2019. Mr. Pfeiffer served as Partner/Principal at CliftonLarsonAllen LLP from 1994 until 2016, where he was responsible for audit engagement services to financial institutions and oversight of income tax, regulatory compliance and information technology services. Mr. Pfeiffer also served as the Chief Financial Officer for Bridgeview Bancorp, Inc. from January 2017 to May 2019, where he was responsible for oversight of all financial reporting functions. Mr. Pfeiffer received a BS in Accounting from Bradley University and has over 50 years of experience in providing professional services to financial institutions. Mr. Pfeiffer was selected to serve as a director for his experience overseeing financial reporting functions and providing professional services to financial institutions.
Directors are elected by a plurality of the votes of the votes cast, and the nine individuals receiving the highest number of votes cast “FOR” their election will be elected as directors. Where no instructions are indicated, validly executed proxies will be voted "FOR" all nominees for director.
THE BOARD RECOMMENDS A VOTE "FOR" ALL THE NOMINEES FOR DIRECTOR.

BOARD OF DIRECTORS, BOARD MEETINGS AND COMMITTEES
Board Composition
Our Board currently consists of nine directors and is expected to remain at nine members following the Annual Meeting.
Board Leadership Structure
Our Board and our Bank’s board of directors meet at least quarterly. We do not have a policy regarding the separation of the Chairman of our Board and our Chief Executive Officer, as our Board believes that it is in the best interests of our organization to make that determination from time to time based on the position and direction of our organization and the membership of our Board.
Controlled Company Status
We are a "controlled company," as that term is set forth in Rule 5615(c) of the Nasdaq Listing Rules, because more than 50% of our voting power is held in a voting trust (the "Voting Trust") pursuant to which Fred L. Drake, our Executive Chairman, exercises voting control. Under the Nasdaq Listing Rules, a "controlled company" may elect not to comply with certain Nasdaq corporate governance requirements, including the requirements: (1) that a majority of our board of directors consists of "independent directors," as defined under Nasdaq Listing Rules; (2) that we have a nominating and corporate governance committee that consists entirely of independent directors; (3) that we have a compensation committee that consists entirely of independent directors; (4) that our independent directors meet in executive session at least twice annually; and (5) that we conduct annual performance evaluations of the nominating and corporate governance committee and compensation committee.
The "controlled company" exemption does not modify the independence requirements for our Audit Committee, and our Audit Committee is in compliance with the independence requirements of the Sarbanes-Oxley Act and Nasdaq Listing Rules.
We have elected to be treated as a "controlled company." While in 2024 we met many of the governance standards applicable to a Nasdaq company that is not a "controlled company," we are not required to do so and we may not meet those standards in the future.
Director Independence
The Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, the Board has determined that each of Roger A. Baker, C. Alvin Bowman, Eric E. Burwell, Linda J. Koch, and Gerald E. Pfeiffer is independent under applicable Securities and Exchange Commission ("SEC") rules and Nasdaq Listing Rules, and, therefore, we do have a majority of independent directors serving on the board.
Board’s Role in Risk Management and Oversight
Our Board is ultimately responsible for the oversight of our overall risk management processes while the Bank’s board of directors is responsible for risk management oversight at the Bank. Our Board approves policies that set operational standards and risk limits at the Bank, and any changes to the Bank’s risk management program require approval by the Bank’s board of directors. Management is responsible for the implementation, integrity and maintenance of our risk management systems ensuring the directives are implemented and administered in compliance with the approved policy. Our Chief Risk Officer supervises the overall management of our risk management program and reports to management, but retains independent access to both our Board and the Bank’s board of directors.

Meetings of the Board of Directors and Committees
The Board held 9 meetings during 2024. During 2024, no director attended fewer than 75% of the aggregate total number of meetings of the Board held during the period in which he or she was a director and of the total number of meetings held by all of the committees of the Board on which he or she served. We expect, but do not require, our directors to attend our Annual Meetings of Stockholders. All of our directors attended the 2024 Annual Meeting.
The following table shows the membership of the Board and each standing committee:

Name	Audit Committee	Enterprise Risk Management Committee	Compensation Committee	Nominating and Corporate Governance Committee
Roger A. Baker	X	X
C. Alvin Bowman	X	X		*
Eric E. Burwell			*	X
Patrick F. Busch
J. Lance Carter
Allen C. Drake
Fred L. Drake
Linda J. Koch	X	X	X
Gerald E. Pfeiffer	*	*	X	X
________________________________________
*Represents the Chair of such committee.
Committees of the Board
Our Board has established standing committees in connection with the discharge of its responsibilities. These committees are currently the Audit Committee, the Enterprise Risk Management Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these committees is currently comprised of independent directors and each operates under a written charter. Our Board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents.
Audit Committee
The Audit Committee is responsible for, among other things, (1) appointing, compensating, retaining, overseeing and terminating our independent registered public accounting firm; (2) confirming our independent registered public accounting firm is independent from management; (3) reviewing with our independent registered public accounting firm the scope of their audit; (4) approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm; (5) overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual consolidated financial statements that we file with the SEC; (6) reviewing and monitoring our accounting principles, accounting policies, financial reporting processes and controls and compliance with applicable legal and regulatory requirements; (7) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; (8) reviewing and approving related party transactions; and (9) reviewing and discussing policies and guidelines with respect to risk assessment and risk management. The Audit Committee’s charter is available under the Governance page of our website at https://ir.hbtfinancial.com/.
The Audit Committee consists of Mr. Baker, Mr. Bowman, Ms. Koch, and Mr. Pfeiffer (Chair). The Board has determined that Mr. Pfeiffer qualifies as an "audit committee financial expert," as such term is defined in the rules of the SEC. The Board has based this determination on Mr. Pfeiffer’s education, his extensive professional experience as a former Partner/Principal at CliftonLarsonAllen, LLP, and Mr. Pfeiffer’s experience as the Chief Financial Officer for Bridgeview Bancorp, Inc. The Board has also determined that each member of the Audit Committee is independent under applicable SEC rules and Nasdaq Listing Rules and has the ability to read and understand financial statements. In 2024, the Audit Committee met five times.

Enterprise Risk Management Committee
The Enterprise Risk Management Committee is responsible for, among other things, (1) reviewing enterprise risk management practices carried out by management; (2) monitoring the magnitude of all material business risks; (3) examining the processes, procedures, and controls in place to manage material risks; (4) evaluating the overall effectiveness of the risk management process; and (5) reviewing business unit and/or product/service risk assessments, including those pertaining to cyber security risk.
The Enterprise Risk Management Committee consists of Mr. Baker, Mr. Bowman, Ms. Koch, and Mr. Pfeiffer (Chair). The Board has determined that each member of the Enterprise Risk Management Committee is independent under applicable SEC rules and Nasdaq Listing Rules. In 2024, the Enterprise Risk Management Committee met four times.
Compensation Committee
The Compensation Committee is responsible for, among other things, (1) reviewing and approving executive officer compensation goals, objectives and plans; (2) reviewing and recommending the compensation of our directors; (3) reviewing and approving employment agreements, severance arrangements and change in control agreements/provisions between us and our executive officers; and (4) administering our stock plans and other incentive compensation plans. The Committee may delegate any of its responsibilities to one or more subcommittees as it may deem appropriate to the extent allowed by applicable law and the rules of the Nasdaq. The Compensation Committee’s charter is available under the Governance page of our website at https://ir.hbtfinancial.com/.
Additionally, as requested by the Compensation Committee, some members of management support the Compensation Committee’s review and consideration of executive compensation by providing information for the Compensation Committee’s review. In particular, the Executive Chairman and Chief Executive Officer provide recommendations with respect to the other executive officers. Such recommendations address, among other things, financial results and analysis, performance evaluations, compensation provided to our executive officers (other than the Executive Chairman and Chief Executive Officer), technical and regulatory considerations and input on program design. While it maintains final discretion over all compensation decisions regarding the Executive Chairman and Chief Executive Officer and the other executive officers, the Compensation Committee considers and discusses the Executive Chairman and Chief Executive Officer’s input and recommendations. The Executive Chairman and Chief Executive Officer are not involved in discussions or decisions related to their own compensation.
The Compensation Committee consists of Mr. Burwell (Chair), Ms. Koch, and Mr. Pfeiffer. The Board has determined that each member of the Compensation Committee is independent under applicable SEC rules and Nasdaq Listing Rules. In 2024, the Compensation Committee met four times.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for, among other things, (1) identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors; (2) overseeing the organization of our board of directors to discharge the board’s duties and responsibilities properly and efficiently; (3) identifying best practices and recommending corporate governance principles; and (4) developing and recommending to our Board a set of corporate governance guidelines and principles applicable to us. The Nominating and Corporate Governance Committee’s charter is available under the Governance page of our website at https://ir.hbtfinancial.com/.

The Nominating and Corporate Governance Committee consists of Mr. Bowman (Chair), Mr. Burwell, and Mr. Pfeiffer. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent under applicable SEC rules and Nasdaq Listing Rules. In 2024, the Nominating and Corporate Governance Committee met two times.

Director Nomination Process
The Nominating and Corporate Governance Committee works with the Board to determine the appropriate mix of characteristics, skills and experience for the Board as a whole and for individual directors. In evaluating the suitability of individuals for Board membership, the Nominating and Corporate Governance Committee takes into account many factors, including: (1) whether the individual meets various independence requirements; (2) the individual’s general understanding of the varied disciplines relevant to the success of a publicly traded company in today’s business environment; (3) understanding of HBT Financial’s business and markets; (4) professional expertise and educational background; and (5) other factors that promote diversity of views and experience. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recruiting and recommending a slate of directors that can best perpetuate HBT Financial’s success and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-nomination, the Nominating and Corporate Governance Committee also considers the director’s attendance at, participation in, and contributions to Board and committee activities.
The Nominating and Corporate Governance Committee works with the Board to identify new nominees for the position of independent director who satisfy the requirements of the Nasdaq Listing Rules, taking into account the following considerations: personal qualities and characteristics, accomplishments and reputation in the business community; current knowledge and contacts in the communities in which HBT Financial does business and in HBT Financial’s industry or other industries relevant to the Company’s business; ability and willingness to commit adequate time to Board and committee matters; the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of HBT Financial; and diversity of viewpoints, background, experience and other demographics.
The Board will consider as potential nominees individuals properly recommended by stockholders. Recommendations for individuals proposed for consideration should be addressed to the Board, c/o Corporate Secretary, HBT Financial, Inc., 401 North Hershey Road, Bloomington, Illinois 61704. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. The Board evaluates candidates recommended by stockholders in the same manner in which it evaluates other nominees. Stockholders who themselves wish to effectively nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements set forth in our bylaws, as described below under "Submission of Stockholder Proposals and Advance Notice Procedures."
Code of Ethics
We have adopted a Code of Ethics that is designed to ensure that our directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics requires that our directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest.
The Code of Ethics is available under the Governance page of our website at https://ir.hbtfinancial.com/. We will disclose any amendments to or waivers of the Code of Ethics on our website at https://ir.hbtfinancial.com/.
Compensation Committee Interlocks and Insider Participation
Mr. Burwell, Ms. Koch, and Mr. Pfeiffer are the members of our Compensation Committee, and none of them is or has been our officer or employee. No member of the Compensation Committee has any relationship that would be required to be reported under Item 404 of Regulation S-K. No member of the Compensation Committee serves or served as a member of the board of directors or compensation committee of a company that has one or more executive officers serving as a member of our board of directors or Compensation Committee.

Corporate Governance Principles and Board Matters
We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Our Board has adopted corporate governance guidelines which set forth the framework within which our Board, assisted by its committees, direct the affairs of HBT Financial.
In particular, our corporate governance guidelines govern certain activities, including:
•Board membership criteria, independence and selection;
•Director orientation and continuing education;
•Director responsibilities;
•Board meetings;
•Board access to management and independent advice;
•Board performance evaluation; and
•Management succession planning.
Our corporate governance guidelines are available on the Governance page of our website at https://ir.hbtfinancial.com/.
Communications with the Board
Stockholders and other interested parties may communicate directly with our Board by sending a written communication in an envelope addressed to: Board of Directors, HBT Financial, Inc., 401 North Hershey Road, Bloomington, Illinois 61704. Communications intended for specific board members should be addressed to Renee K. Fehr, Corporate Secretary, who will forward all appropriate comments and communications to the relevant party.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Loans to Officers, Directors and Affiliates
We offer loans in the ordinary course of business to our insiders, including our executive officers and directors, their related interests and immediate family members and other employees. Applicable law and our written credit policies require that loans to insiders be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to non-insider employees are subject to the same requirements and underwriting standards and meet our normal lending guidelines, except that non-insider employees may receive preferential interest rates and fees as an employee benefit. Loans to individual employees, directors and executive officers must also comply with our statutory lending limits and regulatory requirements regarding lending limits and collateral. When required, extensions of credit to officers, directors, and affiliates are reviewed and approved by our board of directors, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.
Stockholder Agreement
In connection with our initial public offering ("IPO"), we entered into an Amended Restated Stockholder Agreement (the "Stockholder Agreement"), dated as of September 27, 2019, by and among the Company and the stockholders party thereto, which amended and superseded the Restated Stockholder Agreement dated December 28, 2006. The Stockholder Agreement addresses the rights and responsibilities of HBT Financial and its pre-IPO stockholders in connection with the conversion to C corporation status, which occurred in October 2019.
Pursuant to the Stockholder Agreement, upon our filing any tax return (amended or otherwise), in the event of any restatement of our taxable income or pursuant to a determination by, or a settlement with, a taxing authority, for any period on or prior to October 10, 2019 (the "Termination Date"), depending on the nature of the adjustment we may be required to make a payment to each of its pre-IPO stockholders in an amount equal to such stockholder’s incremental tax liability, which amount may be material. In addition, we agreed to indemnify each pre-IPO stockholder with respect to unpaid income tax liabilities to the extent that such unpaid income tax liabilities are attributable to an adjustment to our taxable income for any period after the Termination Date. In both cases, the amount of the payment will be based on the assumption that each pre-IPO stockholder is taxed at the highest rate applicable to individuals for the relevant periods. We also agreed to indemnify each pre-IPO stockholder for any interest, penalties, losses, costs or expenses arising out of any claim under the Stockholder Agreement. Each pre-IPO stockholder agreed to indemnify us with respect to our unpaid tax liabilities (including interest and penalties) to the extent that such unpaid tax liabilities are attributable to a decrease in such stockholder’s taxable income for any tax period and a corresponding increase in our taxable income for any period.
Voting Trust Agreement
The Voting Trust was established pursuant to the voting trust agreement (the "Voting Trust Agreement"), dated as of May 4, 2016, by and among the Company, Fred L. Drake, as trustee (the "Trustee"), and certain of our stockholders who are members of Mr. Drake’s family and are party thereto (the "Depositors") representing 54.4% of our outstanding stock as of March 21, 2025. In accordance with the Voting Trust Agreement, all shares of common stock owned by the Depositors prior to the initial public offering are held in the Voting Trust and the Trustee exercises sole voting discretion over the common stock. Depositors are entitled to receive any dividends or other cash distributions made in respect of the shares underlying their respective interests in the Voting Trust.
Interests in the Voting Trust are represented by certificates. The Voting Trust Agreement provides that the rights and obligations of the parties set forth in the Stockholder Agreement shall apply to the Depositors in the same manner and with the same effect as if the Depositors continued to hold the underlying shares. The Voting Trust was established with an initial duration of 15 years, which may be extended for up to an additional five years upon the written approval of holders of voting trust certificates corresponding to at least 66% of the shares of common stock subject to the Voting Trust. In addition, the Voting Trust will terminate sooner if the Trustee ceases to act and a successor trustee is not appointed within one year in accordance with the terms of the Voting Trust Agreement. Upon termination of the Voting Trust, holders of voting trust certificates are entitled to receive shares of common stock in accordance with their respective interests in the Voting Trust. The Voting Trust Agreement may only be amended with the written consent of the holders of at least two-thirds of the outstanding shares of voting common stock represented by voting trust certificates.

Registration Rights Agreement
In connection with our initial public offering, we entered into a registration rights agreement with the Voting Trust. The agreement provides the Voting Trust with certain demand and piggyback registration rights in respect of any registrable shares of our common stock held by it, subject to various conditions and limitations as set forth in the agreement. Any shares distributed by the Voting Trust to its Depositors will continue to be registrable shares if the Depositor would be the owner of at least 4% of our outstanding common stock on the date of distribution, but only for as long as the Depositor continues to own at least 4% of our outstanding common stock.
Other Transactions
Kevin Gramm is the brother-in-law of Mark Scheirer, our Executive Vice President and Chief Credit Officer, and is a commercial lender for Heartland Bank. Kevin Gramm received $145,434 for his services in 2024. Mr. Gramm is not an executive officer of the Company.
Policies and Procedures for Related Party Transactions
Transactions by us with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act and the Federal Reserve’s Regulation W, which governs certain transactions by us with our affiliates, and the Federal Reserve’s Regulation O, which governs certain loans by us to executive officers, directors and principal stockholders. We have adopted policies to comply with these regulatory requirements and restrictions.
We have a written policy governing the review and approval of transactions with related parties that will or may be expected to exceed $120,000 in any year. The policy provides that the related party transactions are reviewed and, if deemed appropriate, approved or ratified by our Audit Committee. In determining whether or not to approve a related party transaction, our Audit Committee takes into account, among other relevant factors, whether the related party transaction is in our best interests, whether its terms are no less favorable than terms generally available to unaffiliated third parties, the results of an appraisal, if any, whether there was a bidding process, the valuation methodology and the extent of the related person’s interest in the transaction. In the event that we become aware of a related party transaction that was not approved under the policy before it was entered into, our Audit Committee reviews such transaction as promptly as reasonably practical and will take such course of action as may be deemed appropriate under the circumstances. In the event a member of our Audit Committee is not disinterested with respect to the related party transaction under review, that member may not participate in the review, approval or ratification of that related party transaction.

STOCK OWNERSHIP MATTERS
Security Ownership of Management and Certain Beneficial Owners
The following table sets forth certain information with respect to the beneficial ownership of our common shares for:
•each person known by us to beneficially own 5% or more of our outstanding common stock;
•each of our directors and NEOs; and
•all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares and percentage of ownership is based on 31,631,431 shares of common stock issued and outstanding on March 21, 2025, unless another date is provided in the footnotes therein. Except as disclosed in the footnotes to this table, we believe that each beneficial owner identified in the table possesses sole voting and investment power over all our common stock shown as beneficially owned by the beneficial owner. Unless otherwise indicated, the address for each listed stockholder is: HBT Financial, Inc., 401 North Hershey Road, Bloomington, Illinois 61704.

Name and Address of Beneficial Owner (1)	Shares of Common Stock Owned (2)	Percentage of Common Stock Owned
5% Beneficial Holders:
Heartland Bancorp, Inc. Voting Trust U/A/D 5/4/2016 (3)	17,210,400	54.4%
BlackRock, Inc., 50 Hudson Yards, New York, NY 10001(4)	1,895,191	6.0%
Directors and NEOs:
Fred L. Drake(3)(5)	17,276,215	54.6%
J. Lance Carter	128,416	*
Peter R. Chapman	13,303	*
Lawrence J. Horvath(6)	56,124	*
Mark W. Scheirer(7)	26,388	*
Patrick F. Busch(8)	237,170	*
Roger A. Baker(9)	974,633	3.1%
C. Alvin Bowman	3,800	*
Eric E. Burwell(10)	39,920	*
Allen C. Drake(3)(11)	6,154,978	19.5%
Linda J. Koch	4,300	*
Gerald E. Pfeiffer(12)	63,747	*
All directors and executive officers as a group (14 persons)(13)	18,868,800	59.7%
________________________________________
*Represents less than 1% of outstanding shares.
(1)A "beneficial owner" of a security is determined in accordance with Rule 13d-3 under the Exchange Act and generally means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares:
•voting power which includes the power to vote, or to direct the voting of, such security; and/or
•investment power which includes the power to dispose, or to direct the disposition of, such security.

(2)In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 21, 2025 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.
(3)Voting power over the securities held in the Voting Trust is exercised by Fred L. Drake in his capacity as trustee. See "Certain Relationships and Related Party Transactions—Voting Trust Agreement."
(4)Shares as of December 31, 2024, reported on a Form 13F filed on February 7, 2025.
(5)As of March 21, 2025, 17,210,400 of the shares reported as beneficially owned by Mr. Fred Drake are held through the Voting Trust. Mr. Fred Drake may be deemed to be the beneficial owner of the securities held in the Voting Trust by virtue of his position as trustee. Mr. Fred Drake disclaims beneficial ownership of the securities held in the Voting Trust except to the extent of his pecuniary interest therein. As of March 21, 2025, shares in the Voting Trust included (i) 980,768 shares held for the benefit of trusts for which Mr. Fred Drake is the beneficiary and the trustee, (ii) 1,484,970 shares held for the benefit of a family trust for which Mr. Fred Drake is the beneficiary but not the trustee and (iii) 154,800 shares held for the benefit of trusts for which Mr. Fred Drake’s wife is the beneficiary and the trustee. In addition, as of March 21, 2025, there were 20,000 shares held pursuant to the Fred L. Drake Revocable Trust representing securities not held in the Voting Trust.
(6)Includes 41,660 shares pledged as security.
(7)Includes 24,272 shares held pursuant to the MLNT Family Trust dated May 7, 2020.
(8)Includes 188,670 shares held pursuant to the Patrick F. Busch Declaration of Trust dated May 6, 2014.
(9)Includes 423,666 shares held by the Mary Angela Baker 2021 Irrevocable Trust, for which Ms. Baker serves as Trustee and 363 shares held by the Roger A. Baker 2021 Irrevocable Trust, for which Mr. Baker serves as Trustee.
(10)Includes 31,820 shares held pursuant to the Eric E. Burwell Trust dated December 21, 2007 and 5,300 shares held pursuant to the Eric E. Burwell Living Trust dated April 12, 1999.
(11)Includes shares held pursuant to the Voting Trust. As of March 21, 2025, shares in the Voting Trust included (i) 11,318 shares held directly for the benefit of Mr. Allen Drake, (ii) 200,980 shares held directly for the benefit of Mr. Allen Drake’s spouse and (iii) 5,939,880 shares held for the benefit of a family trust for which Mr. Allen Drake is the trustee and a beneficiary of 25% of the shares held by the family trust. Mr. Allen Drake disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.
(12)Includes 5,162 shares held by Mr. Pfeiffer’s wife.
(13)Includes 41,660 shares pledged as security by an executive officer.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than 10% of our common shares to file initial reports of ownership on Form 3 and reports of changes of ownership on Forms 4 and 5 with the SEC. These officers, directors and 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms that they file. Specific due dates for these reports have been established by regulation, and we are required to report in this Proxy Statement any failure to file by these dates during the year ended December 31, 2024.
To our knowledge, based solely on our review of the copies of such forms received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners have been complied with for the year ended December 31, 2024, except for two late Form 4 filings by our Executive Chairman, Fred L. Drake: (a) filed on November 22, 2024, to report a previously unreported transaction related to the sale of common stock on November 19, 2024; and (b) filed on December 16, 2024, to report a previously unreported transaction related to the sale of common stock on December 11, 2024.

EXECUTIVE OFFICERS
The following table sets forth the names, ages and positions of our executive officers:

Name	Age	Position
Fred L. Drake	68	Executive Chairman (Company and Heartland Bank)
J. Lance Carter	54	President, Chief Executive Officer and Director (Company and Heartland Bank)
Peter R. Chapman	51	Executive Vice President and Chief Financial Officer (Company and Heartland Bank)
Lawrence J. Horvath	61	Executive Vice President and Chief Lending Officer (Company and Heartland Bank)
Diane H. Lanier	61	Executive Vice President and Chief Retail Officer (Company and Heartland Bank)
Mark W. Scheirer	54	Executive Vice President and Chief Credit Officer (Company and Heartland Bank)
Andrea E. Zurkamer	47	Executive Vice President and Chief Risk Officer (Company and Heartland Bank)
Biographical information for Fred L. Drake and J. Lance Carter is set forth above under "Proposal 1—Election of Directors." The following is certain biographical information for our other executive officers as of April 9, 2025.
Peter R. Chapman has served as Executive Vice President and Chief Financial Officer for the Company and Heartland Bank since January 2023. Prior to joining the Company in 2022, Mr. Chapman served as the Executive Vice President and Chief Financial Officer of Great Western Bancorp, Inc ("Great Western"). Prior to joining Great Western, Mr. Chapman held a number of senior operational and financial positions at National Australia Bank and was a Senior Manager within the financial services practice of Ernst & Young in Australia and New York. As Chief Financial Officer, Mr. Chapman is responsible for oversight of accounting, financial and tax reporting, bond investments, ALCO, municipal deposits and loans, investor relations, wealth management, and information technology. Mr. Chapman is a Chartered Accountant and holds a Bachelor of Accounting degree from Royal Melbourne Institute of Technology.
Lawrence J. Horvath is Executive Vice President and Chief Lending Officer for the Company and Heartland Bank. Mr. Horvath joined us in 2010 and currently oversees commercial lending for all Heartland Bank markets outside Cook County and the Chicago Suburban area. He served as Executive Vice President, Senior Lender of Heartland Bank from April 2013 to March 2019 and was named Regional Senior Lending Manager in 2019. In January 2023, Mr. Horvath was named Chief Lending Officer. Prior to joining Heartland Bank, Mr. Horvath served as President and CEO of First State Bank of Bloomington from 2007 until 2010. Mr. Horvath has been active in the Bloomington community serving on boards of various community organizations. In addition, he currently serves on the loan committee for the largest community development corporation in the state of Illinois and the executive committee for Illinois Real Estate Title Center. Mr. Horvath holds a BS in Finance from Western Illinois University.
Diane H. Lanier is Executive Vice President and Chief Retail Officer for the Company and Heartland Bank. Ms. Lanier joined us in 1997 as our Marketing Director and assumed her current role as Chief Retail Officer of Heartland Bank in March 2010. She was named Executive Vice President of the Company in 2011 and Chief Retail Officer of the Company in December 2018. Ms. Lanier also served as Corporate Secretary of the Company from 2009 until 2021. Prior to joining Heartland Bank, Ms. Lanier served as Vice President and Marketing Director for Parish National Bank in Louisiana from 1992 until 1997. As Chief Retail Officer, Ms. Lanier has oversight of the retail branch and support operations, retail lending, payments, digital banking, and marketing. Ms. Lanier received a BS in Marketing from Louisiana State University and completed the ABA School of Bank Marketing and Management.
Mark W. Scheirer is Executive Vice President and Chief Credit Officer for the Company and Heartland Bank. Mr. Scheirer joined us in 2011 and has served in multiple capacities, including as a Senior Credit Officer, and as Chief Credit Officer beginning in December 2018. Prior to joining Heartland Bank, Mr. Scheirer served as Senior Vice President of Commercial Lending at Illinois National Bank from 2007 until 2011 and held various commercial lending positions from 1998-2007 at MidAmerica National Bank and First Bank. As Chief Credit Officer, Mr. Scheirer is responsible for the overall credit quality of the loan portfolio and all credit administration activities for our subsidiary bank. He has a BS in Finance from the University of Illinois and has also completed the Graduate School of Banking at the University of Wisconsin-Madison.

Andrea E. Zurkamer is Executive Vice President and Chief Risk Officer for the Company and Heartland Bank. Ms. Zurkamer joined us as our Director of Risk Management in June 2013 and was named our Chief Risk Officer in 2017. Previously, Ms. Zurkamer worked as a bank auditor and consultant for CliftonLarsonAllen LLP for 13 years. As our Chief Risk Officer, Ms. Zurkamer is responsible for overall risk management, including internal audit, loan review, compliance, community reinvestment and fair lending, BSA, fraud prevention, and operational risk management. Ms. Zurkamer is also responsible for human resources including payroll. She has a BS in Financial Accounting from Illinois State University and is also a Certified Enterprise Risk Professional ("CERP").

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis ("CD&A") explains our executive compensation program for our NEOs listed below. This CD&A also describes the Compensation Committee's process for making pay decisions, as well as its rationale for specific decisions related to the year ended December 31, 2024.

Name	Principal Position(s)
Fred L. Drake	Executive Chairman (Company and Heartland Bank)
J. Lance Carter	President, Chief Executive Officer and Director (Company and Heartland Bank)
Peter R. Chapman	Executive Vice President and Chief Financial Officer (Company and Heartland Bank)
Lawrence J. Horvath	Executive Vice President and Chief Lending Officer (Company and Heartland Bank)
Mark W. Scheirer	Executive Vice President and Chief Credit Officer (Company and Heartland Bank)
2024 Compensation Highlights
We compensate our NEOs with a combination of base salary, short-term incentive bonuses in cash, long-term equity incentive awards, and other benefits. Each element is designed to achieve a specific purpose and to contribute to a total package that is competitive with similar packages provided by other financial institutions that compete for the services of individuals like our NEOs. Base salary is an essential component to any market-competitive compensation program. Short-term incentives reward the achievement of short-term goals, while long-term equity incentives having three-year vesting schedules serve as important retention incentives and drive our NEOs to focus on long-term sustainable shareholder value creation.
Based on our performance and consistent with the design of the program, the Compensation Committee made the following executive compensation decisions for the year ended December 31, 2024:
•Base Salaries: The Compensation Committee approved base salary increases for 2024 ranging between 0% and 5%, based upon compensation survey data previously prepared by an external consultant. See "Base Salaries" within this CD&A for additional detail.
•Short-Term Incentive Bonuses: Based on circumstances that drove our 2024 performance results, the Compensation Committee approved award payouts at 148.58% of target under the Company's Non-Equity Incentive Compensation Plan. See "Short-Term Incentive Bonuses" within this CD&A for additional detail.
•Long-Term Equity Incentive Awards: The Compensation Committee granted equity awards of restricted stock units ("RSUs") and performance restricted stock units ("PRSUs") and approved performance measures with respect to vested PRSUs. See "Long-Term Equity Incentive Awards" within this CD&A for additional detail.

Compensation Best Practices
Our Compensation Committee considers it important to design our compensation program in accordance with best practices for public companies, while continuing to be able to recruit and retain superior executive talent.

What We Do	What We Do Not Do
•Use performance-based incentives as a significant portion of our NEOs’ total compensation	•Provide tax gross-ups on severance payments

•Use peer group compensation survey data to inform compensation decisions	•Provide walk-away cash severance payments or single-trigger cash payments upon a change in control

•Condition annual non-equity incentive-based compensation on a variety of key performance metrics	•Reprice equity awards without prior shareholder approval

•Maintain a clawback policy for incentive compensation	•Allow hedging of Company stock

•Maintain stock ownership guidelines for executives and directors	•Provide excessive perquisites for our directors and NEOs

•Annually assess the risks of our compensation program	•Pay dividends while equity awards are unvested

•Maintain an insider trading policy	•Provide uncapped incentive awards

•Provide for cash severance payments only upon an involuntary termination of employment where the termination was without cause or for "good reason" (whether or not such termination is in connection with a change in control)

The Decision-Making Process
The Role of the Compensation Committee
The Compensation Committee is responsible for, among other things, reviewing and approving executive officer and director compensation goals, objectives, and plans, including an evaluation of whether the compensation arrangements for executive officers incentivize unnecessary risk-taking. Additionally, the Compensation Committee reviews and approves employment agreements, including severance arrangements and change in control arrangements, as well as administers our stock plan and other incentive compensation plans. The Compensation Committee also periodically works with an independent consultant and management, as outlined below, to examine the effectiveness of the Company's executive compensation program. The Compensation Committee’s charter is available under the Governance page of our website at https://ir.hbtfinancial.com/.
The Role of Executive Officers
As requested by the Compensation Committee, some members of management support the Compensation Committee’s review and consideration of executive compensation by providing information for the Compensation Committee’s analysis and recommendation. While it maintains final discretion over all compensation decisions regarding the Executive Chairman, the Chief Executive Officer, and the other executive officers, the Compensation Committee considers and discusses the Executive Chairman's and the Chief Executive Officer’s input and recommendations.

Use of Independent Consultants
The Compensation Committee has authority to retain, at the Company's expense, outside counsel, experts, compensation consultants and other advisors, as needed. No compensation consultant was retained by the Compensation Committee during 2024. During 2023, the Compensation Committee retained McLagan Partners Inc., which is part of the Human Capital Solutions practice at Aon plc ("McLagan") to provide, on an as-needed basis, assistance and advice to the Compensation Committee on a variety of Compensation Committee responsibilities, such as the review of our short-term and long-term incentive plans and ongoing Compensation Committee education on compensation topics.
Prior to retaining McLagan, the Compensation Committee reviewed McLagan’s independence in accordance with factors relevant to SEC and Nasdaq rules regarding independence and conflicts of interest. After considering such information, the Compensation Committee concluded that the services of McLagan did not raise any conflict of interest that would impair its independence.
The Role of Peer Group Companies
The Compensation Committee strives to set a competitive level of total compensation for each NEO as compared with executive officers in similar positions at peer companies. For the purposes of setting 2024 compensation, the Compensation Committee conducted an in-depth assessment of potential peer companies to evaluate the degree to which the current peer group companies appropriately reflect the Company's current size and scope. The Compensation Committee also took into consideration the broader marketplace to identify appropriate and relevant additions and removals from the current peer group companies. The peer group companies for 2024 were as follows:

Bank First Corporation	Great Southern Bancorp, Inc.	Nicolet Bankshares, Inc.
Byline Bancorp, Inc.	Horizon Bancorp, Inc.	Old Second Bancorp, Inc.
Civista Bancshares, Inc.	Independent Bank Corporation	Peoples Bancorp Inc.
Farmers National Banc Corp.	Lakeland Financial Corporation	Premier Financial Corp.
First Financial Corporation	Mercantile Bank Corporation	QCR Holdings, Inc.
First Mid Bancshares, Inc.	Midland States Bancorp, Inc.	Southern Missouri Bancorp, Inc.
German American Bancorp, Inc.	MidWestOne Financial Group, Inc.	Stock Yards Bancorp, Inc.
It is important to note that this market data is not the sole determinant in setting pay levels for the NEOs. The Compensation Committee also considers Company and individual performance and the nature of an individual’s role within the Company, as well as his or her experience and contributions to his or her current role when making its compensation-related decisions.
Compensation Philosophy and Objectives
We structure our executive compensation program to align with business objectives, to motivate our NEOs to enhance long-term business results (although certain shorter-term results, such as adjusted pre-provision net revenue less net charge-offs, adjusted return on average assets, adjusted efficiency ratio (tax-equivalent basis), and nonperforming assets to total assets are also targeted), and to enable us to attract talent and retain and reward executive officers who contribute to our financial performance and success. In particular, we do the following:
•Use performance-based incentives as a meaningful portion of our NEOs’ total compensation while ensuring a sufficient base level salary in both strong and weak economic markets necessary to retain executive talent;
•Condition incentive-based compensation on key performance objectives, including annual financial targets, which focus our executive team on sustaining top-level performance of the Company and the Bank and creating long-term value for our shareholders;
•Annually assess the risks of our compensation program to help ensure our overall compensation program is designed to incentivize long-term shareholder growth without incentivizing short-term risk taking; and
•Periodically, we will also use a qualified external consultant to review our compensation levels, targets, and incentives to ensure these are consistent with others in the industry. This review was last performed during 2023.

Vote on Executive Compensation
In prior years, we were an "emerging growth company" as defined in the Jumpstart Our Business Act of 2012, and were not required to hold a vote on the compensation of our NEOs. Starting at the Annual Meeting, we will be asking shareholders to vote on our first say-on-pay proposal as described in Proposal 2 of this Proxy Statement. Because we value the opinions of our shareholders, our Board and Compensation Committee will consider the outcome of the say-on-pay proposal, and the related say-on-pay frequency proposal described in Proposal 3 of this Proxy Statement, as well as feedback received throughout the year, when making compensation decisions for our NEOs in the future.
Elements of Compensation
Our compensation philosophy is supported by the following principal elements of compensation:

Compensation Element	How It's Paid	Purpose
Base Salary	Cash	Provide a competitive base salary rate relative to similar positions in the market and enable the Company to attract and retain critical executive talent.
Short-Term Incentive Bonuses	Cash	Reward executive officers for delivering on annual strategic objectives that contribute to the creation of shareholder value.
Long-Term Equity Incentive Awards	RSUs	RSUs link the interests of our executives to stockholders by tying a portion of our executives’ compensation to the long-term value of Company stock and also serve as a valuable retention tool.
Long-Term Equity Incentive Awards	PRSUs	PRSUs, which are RSUs that will vest only to the extent specific financial results are met, incentivize our executives to focus on long-term sustainable shareholder value creation.
Other Benefits		Attract and retain executives by providing access to all employee benefit plans and other plans that support the executive's health, welfare, and retirement needs.
Pay Mix
The following charts show the target annual total direct compensation of our NEOs for 2024.

Base Salaries
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. The Compensation Committee reviews and approves base salaries of our executive officers. In setting the base salary of each executive officer, the Compensation Committee relies on market data periodically provided by our independent compensation consultant and survey data from industry resources. Salary levels are typically considered annually as part of our executive compensation review process or upon a promotion or other change in job responsibility. The Compensation Committee approved the 2024 base salary increases to be effective March 4, 2024.
The following table summarizes the 2023 and 2024 base salaries for our NEOs.

	2023	2024
Name	Base Salary	Base Salary	% Increase
Fred L. Drake(1)	$350,000	$350,000	—%
J. Lance Carter(1)	$535,755	$557,185	4.0%
Peter R. Chapman	$320,000	$336,000	5.0%
Lawrence J. Horvath	$320,000	$332,800	4.0%
Mark W. Scheirer	$256,196	$266,444	4.0%
________________________________________
(1)On May 24, 2023, Mr. Drake transitioned to the role of Executive Chairman of the Company and Heartland Bank. Also on May 24, 2023, Mr. Carter transitioned to the role of President and Chief Executive Officer of the Company and Heartland Bank. The 2023 base salaries reflect the base salary for Mr. Drake and Mr. Carter after this transition.

Short-Term Incentive Bonuses
The Compensation Committee believes that performance-based compensation can and should incentivize our NEOs to drive the Company’s growth, balanced with the assumption of reasonable risk. Accordingly, we account for several performance and risk-based metrics in their annual incentive bonuses.
Short-term incentive cash bonuses may be earned with actual payouts dependent on the achievement of predetermined financial performance objectives and can range from 0% to a maximum of 150% of target award amounts. Target annual award opportunities are expressed as a percentage of base salary and were established based on the NEO’s level of responsibility and their ability to impact overall results. To emphasize corporate performance, 100% of the bonus opportunities available to our NEOs are conditioned on Company performance.
On an annual basis, the Compensation Committee structures the short-term incentive bonuses by selecting and weighting annual financial goals under which bonuses may be earned. In accordance with the weighting assigned by the Compensation Committee, our NEOs are eligible to earn a portion of their target bonuses if the Company attains a sufficient level of performance for a particular metric. The 2024 performance levels were established after considering the 2024 budget and historical performance. The components and results of the short-term incentive cash bonuses for our NEOs in 2024 were as follows:

(dollars in thousands)	Threshold Performance	Target Performance	Maximum Performance	Actual Result	Weighting	Payout Percentage
Adjusted Pre-Provision Net Revenue Less Net Charge-offs (Recoveries)(1)	$76,075	$89,500	$102,925	$103,162	25%	37.50%
Adjusted Return on Average Assets(2)	1.11%	1.30%	1.50%	1.50%	25%	37.50%
Adjusted Efficiency Ratio (Tax Equivalent Basis)(3)	61.00%	56.00%	51.00%	52.42%	10%	13.58%
Nonperforming Assets to Total Assets	1.00%	0.625%	0.25%	0.16%	10%	15.00%
Relative Peer Ranking	25.00%	50.00%	75.00%	95.20%	30%	45.00%
Total						148.58%
________________________________________
(1)As calculated from our audited financial statements, "Adjusted Pre-Provision Net Revenue Less Net Charge-offs (Recoveries)" equals net interest income, plus noninterest income, less noninterest expense, and less net charge-offs (recoveries) with the following adjustments: (i) excludes gains (losses) on closed branch premises, (ii) excludes realized gains (losses) on sales of securities, and (iii) excludes mortgage servicing rights fair value adjustment. See pages 68 to 75 of the Company's Annual Report on Form 10-K for the year ended December 31, 2024 for reconciliation of non-GAAP measures to their most closely comparable GAAP measures.
(2)As calculated from our audited financial statements, "Adjusted Return on Average Assets" equals (A) net income with the following adjustments: (i) excludes gains (losses) on closed branch premises; (ii) excludes realized gains (losses) on sales of securities; (iii) excludes mortgage servicing rights fair value adjustment; and (iv) the income tax effect of these pre-tax adjustments (as adjusted, "Adjusted Net Income") divided by (B) average assets. See pages 68 to 75 of the Company's Annual Report on Form 10-K for the year ended December 31, 2024 for reconciliation of non-GAAP measures to their most closely comparable GAAP measures.
(3)As calculated from our audited financial statements, "Adjusted Efficiency Ratio (Tax-Equivalent Basis)" equals (A) noninterest expense less amortization of intangible assets divided by (B) the sum of net interest income (tax-equivalent basis) and noninterest income with the following adjustments: (i) excludes gains (losses) on closed branch premises, (ii) excludes realized gains (losses) on sales of securities, and (iii) excludes mortgage servicing rights fair value adjustment. See pages 68 to 75 of the Company's Annual Report on Form 10-K for the year ended December 31, 2024 for reconciliation of non-GAAP measures to their most closely comparable GAAP measures.

The Compensation Committee oversees performance throughout the year, evaluating progress against set objectives, and has the discretion to consider adjustments for exceptional items that may distort the assessment of normal operating performance, such as costs related to restructuring and acquisitions. These adjustments aim to maintain fairness to both participants and shareholders, while also fostering actions that promote the long-term health of the business and align with predetermined performance goals.
The Compensation Committee approved bonus payouts at 148.58% of the target for the year. The table below summarizes the 2024 short-term incentive cash bonus targets and actual payouts for each NEO.

	Percentage of Base Salary		Cash Bonus
Name	Target	Actual	Target	Actual
Fred L. Drake	40.0%	59.4%	$140,000	$208,012
J. Lance Carter	50.0%	74.3%	$278,593	$413,933
Peter R. Chapman	40.0%	59.4%	$134,400	$199,692
Lawrence J. Horvath	30.0%	44.6%	$99,840	$148,342
Mark W. Scheirer	30.0%	44.6%	$79,933	$118,765

Long-Term Equity Incentive Awards
On February 29, 2024, we granted equity awards to each executive officer with 50% of the target award value consisting of RSUs and 50% of the target award value consisting of PRSUs. The equity awards are granted under the Company's Omnibus Equity Incentive Plan, discussed below, which authorizes the grant of RSUs and PRSUs. The following table summarizes the equity awards to each of our NEOs.

	Number of Awards			Total Grant Date Fair Value(3)
Name	RSUs(1)	PRSUs(2)	Total
Fred L. Drake	4,671	4,671	9,342	$178,058
J. Lance Carter	5,457	5,457	10,914	$208,020
Peter R. Chapman	3,358	3,358	6,716	$128,006
Lawrence J. Horvath	2,518	2,518	5,036	$95,986
Mark W. Scheirer	1,680	1,680	3,360	$64,042
________________________________________
(1)The RSUs vest in three annual installments, with 33% vesting on February 28, 2025, 33% vesting on February 28, 2026, and 34% vesting on February 28, 2027.
(2)The PRSUs vest on February 28, 2027. The number of PRSUs which may be earned and become vested depends on the Company’s achievement of average annual return on average assets ("AAROAA"), both in absolute and relative terms, over a three-year performance period covering January 1, 2024 through December 31, 2026. The following table summarizes the performance levels and related payout percentages of the PRSUs.

2024 - 2026 AAROAA	Peer Percentile Rank	Payout Percentage of Target PRSUs
1.50% or greater	Not applicable	150%

0.50% or more, but less than 1.50%	75% or above	150%
	50%	100%
	25%	50%
	Less than 25%	25%

Less than 0.50%	Not applicable	—%
(3)Based on grant date stock price of $19.06. Dividend equivalents on the RSUs and PRSUs are accrued and are paid in cash at the time the RSUs and PRSUs vest.

PRSUs Earned and Vested in 2024
In 2021, the executive officers at that time were granted their target PRSUs with vesting based on the average annual return on average tangible common equity ("AAROATCE") for the three-year period ended December 31, 2023. The PRSUs granted for the 2021 to 2023 performance period achieved performance above the maximum threshold, which resulted in a 150.00% payout based on the results below, and vested on February 29, 2024.

2021 - 2023 AAROATCE	Peer Percentile Rank	Payout Percentage of Target PRSUs	Actual Performance	Adjusted Performance(1)	Payout Percentage
17% or greater	Not applicable	150%	16.80%	17.84%	150.00%

5% or more, but less than 17%	75% or above	150%
	50%	100%
	25%	50%
	Less than 25%	25%

Less than 5%	Not applicable	—%
________________________________________
(1)The Compensation Committee approved, under their authority as provided in the award agreement, an adjustment to the AAROATCE for acquisition-related expenses during the performance period. Adjusted performance reflects the AAROATCE for the three-year period ended December 31, 2023 adjusted to exclude acquisition expenses, including the day 2 provision for credit losses on non-PCD loans and unfunded commitments.
Equity Plan
The Company's Omnibus Equity Incentive Plan was adopted on June 25, 2019. The Omnibus Equity Incentive Plan is designed to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible individuals stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our stockholders. As of December 31, 2024, 1,627,883 shares were available for issuance under the Omnibus Equity Incentive Plan. Under the Omnibus Equity Incentive Plan, awards vest, become exercisable, and contain such other terms and conditions as determined by the Compensation Committee and set forth in individual agreements with the individuals receiving the awards.
RSU and PRSU Awards
Pursuant to the terms of the RSU and PRSU award agreements, the RSU and PRSU awards are subject to accelerated vesting under the following circumstances:
RSUs:
•In the event of a death or termination due to disability (each, a "Qualifying Termination") prior to the final vesting date, 100% of an NEO’s unvested RSUs will become vested.
•In the event of a termination upon a "Retirement" (which is a retirement after (1) attaining either age 55 and 15 years of continuous service or age 60 and 5 years of continuous service and (2) providing sufficient notice of retirement and assisting with the transition of the NEOs’ duties to a successor) on or after the first anniversary of the grant date and prior to the final vesting date, 100% of an NEO’s unvested RSUs will become vested.
•In connection with a change in control, if an NEO incurs a termination due to a Qualifying Termination, Retirement, a termination without Cause or a resignation for Good Reason, on or within 24 months of the change in control, 100% of an NEO’s unvested RSUs will become vested.

PRSUs:
•In the event of a Qualifying Termination on or prior to the end of the performance period, a pro rata portion of the NEO’s target number of PRSUs will remain outstanding and may become earned and vested as of the vesting date.
•In connection with a Retirement on or after the first anniversary of the grant date and prior to the vesting date, a target number of the NEO’s PRSUs will remain outstanding and may become earned and vested based on actual performance.
•In connection with an NEO’s termination after the performance period but prior to the vesting date due to a Qualifying Termination or a termination without Cause or a resignation for Good Reason not in connection with a change in control, 100% of such NEO’s target number of PRSUs will remain outstanding and will become vested as of the vesting date.
•In connection with a change in control prior to the end of the performance period, if an NEO incurs a termination due to a Qualifying Termination, Retirement, a termination without Cause or a resignation for Good Reason, on or within 24 months of the change in control, any earned PRSUs that are then unvested will vest in full.
If a recipient’s employment is otherwise terminated for any reason, then the unvested RSUs and PRSUs will be forfeited.

All Other Compensation
We provide additional benefits to executive officers and other employees, which are intended to serve a different purpose than base salary, short-term incentive bonuses, and long-term equity incentive awards. While the benefits offered are competitive with the marketplace and help to attract and retain executives and employees, they also provide financial security for employees for retirement and other unforeseeable life events such as illness, disability, or death, and are generally those offered to other employees. Some additional benefits may be offered to executive officers only. Subject to periodic review and regulatory developments, we plan to continue to offer fringe benefits, the amount of which shall be determined from time-to-time in the sole discretion of the Compensation Committee.
The following table illustrates additional benefits we offer to our employees, including our NEOs:

	Executive Officers	Other Officers/Managers	Full-Time Employees
Health Plans:
Life and Disability Insurance	X	X	X
Medical/Dental/Vision Plans	X	X	X
Flexible Spending Plans	X	X	X
Health Savings Accounts	X	X	X
Executive Health Assessment	X	Not Offered	Not Offered
Retirement Plans:
401(k) Plan	X	X	X
Heartland Bank and Trust 401(k) Profit Sharing Plan
We maintain a 401(k) savings plan that allows participants, including our NEOs, to defer cash compensation (subject to applicable IRS guidelines). All employees that are age 21 or older and have completed three months of service are eligible to participate. Our NEOs are eligible to participate in the 401(k) plan on the same basis as all other employees. We provide discretionary employer matching contributions of 50% of the first 10% of an employee’s eligible compensation deferred for the year under the 401(k) plan. A discretionary match was provided in 2024.

Employment Agreements
All of our NEOs are subject to employment agreements. Each agreement generally describes the position and duties of each NEO, provides for a specified term of employment, describes base salary, bonus opportunity and other benefits to which the executive officer is entitled, if any, sets forth the duties and obligations of each party in the event of a termination of employment prior to expiration of the employment term, and provides us with a measure of protection by obligating the NEO to abide by the terms of restrictive covenants during the terms of his employment and thereafter for a specified period of time.
The employment agreements also include the following severance benefits that are, in each case, subject to signing a release; and are in addition to (i) all accrued benefits, as defined in the applicable employments agreements, that each such NEO may be entitled to, such as unpaid base salary, unused paid time-off, unreimbursed business expenses, and other benefits under applicable employee benefit programs, and (ii) any vesting or other treatment of outstanding equity awards upon termination, which are governed by the terms of the applicable award agreement.

Name	Involuntary Termination or by Executive for "Good Reason" (not in Connection with a Change in Control)	Involuntary Termination or by Executive for "Good Reason" (in Connection with a Change in Control)
Fred L. Drake
Base salary	Continued payment for 6 months	Lump sum payment equal to 2 times
Target short-term incentive bonus	—	Lump sum payment equal to 2 times
Continued COBRA coverage	—	Lump sum payment equal to 18 months
J. Lance Carter
Base salary	Continued payment for 6 months	Lump sum payment equal to 2 times
Target short-term incentive bonus	—	Lump sum payment equal to 2 times
Continued COBRA coverage	—	Lump sum payment equal to 18 months
Peter R. Chapman
Base salary	Continued payment for 6 months	Lump sum payment equal to 2 times
Target short-term incentive bonus	—	Lump sum payment equal to 2 times
Continued COBRA coverage	—	Lump sum payment equal to 18 months
Lawrence J. Horvath
Base salary	Continued payment for 6 months	Lump sum payment equal to 1 times
Target short-term incentive bonus	—	Lump sum payment equal to 1 times
Continued COBRA coverage	—	Lump sum payment equal to 18 months
Mark W. Scheirer
Base salary	Continued payment for 6 months	Lump sum payment equal to 1 times
Target short-term incentive bonus	—	Lump sum payment equal to 1 times
Continued COBRA coverage	—	Lump sum payment equal to 18 months
Our obligation to pay any severance under each of the employment agreements is conditioned on the execution by the NEO of a general release and waiver of any and all claims with respect to their employment with the Company.
The terms of these agreements were negotiated and determined with consideration of the best interests of the Company and our stockholders. In attracting and securing a talented team of executive officers, we believe we have positioned the Company to successfully execute our growth strategy and vision.

Other Compensation-Related Governance Policies
Stock Ownership Policy
We believe that our executive officers and non-employee directors should own and hold HBT Financial stock to further align their interests with the long-term interests of HBT Financial's shareholders and further promote our commitment to sound corporate governance. Therefore, effective April 1, 2024, we implemented the Stock Ownership Policy ("Ownership Policy") outlined below:

Participant	Target Ownership
Executive Chairman	3x annual base salary
Chief Executive Officer	3x annual base salary
Executive Officers, other than noted above	1x annual base salary
Non-Employee Directors	1x annual cash fees earned
Our Compensation Committee is responsible for administering the Ownership Policy. Generally, the Ownership Policy will be administered as described herein subject to the terms and conditions of the complete Ownership Policy. Unearned PRSUs will not be counted for purposes of achieving target ownership. However, unvested RSUs will be counted towards Ownership Policy requirements. Individuals subject to the Ownership Policy are required to achieve the applicable ownership level within three years of the original effective date of the Ownership Policy. When an individual becomes subject to the Ownership Policy subsequent to the original effective date of the Ownership Policy, or becomes subject to a greater ownership requirement (e.g., due to promotion or base salary increase), the individual should meet the required ownership amount within five years from the effective date of the increased requirement.
Clawback Policy
The Company has adopted a Clawback Policy consistent with the requirements of Exchange Act Rule 10D-1 and Nasdaq Listing Standards. The policy provides the Board with the authority to recover incentive compensation paid to any executive officer in an incentive compensation plan in circumstances where there has been a restatement of the Company’s financial results as reported to the SEC or where such person has engaged in specified misconduct. The policy applies to incentive compensation based on the achievement of performance criteria and includes cash bonus payments and equity incentive compensation.
Insider Trading Policy
The Company has adopted insider trading policies and procedures governing the purchase, sale and/or other dispositions of the Company’s securities by directors, officers, employees, contractors and consultants that the Company believes are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Among other things, the Company’s Insider Trading Policy permits open market transactions in Company stock commencing at the open of market on the second trading day following the date of public disclosure of the Company’s financial results for a particular fiscal quarter or year and continuing until the close of market on the day that is two full weeks prior to the end of the next fiscal quarter; and requires all Section 16 officers to seek pre-clearance prior to engaging in transactions in the Company’s securities. Additionally, the Insider Trading Policy provides for the use by insiders of 10b5-1 trading plans, provided that such plans are entered into during an open period when the insider is not aware of material, non-public information.
Hedging Policy; Margin Accounts
The Company’s Insider Trading Policy includes provisions that specifically prohibit our insiders from entering into hedging transactions involving the Company's stock. To our knowledge, none of our officers or directors have entered into a hedging transaction involving Company stock in violation of this prohibition. The Company’s Insider Trading Policy also prohibits insiders from placing the Company’s stock in margin accounts, unless they are treated as non-marginable by the brokerage firm. To our knowledge, none of our officers or directors are in violation of this prohibition.

Policies and Practices Related to the Grant of Certain Equity Awards
The Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments ("Options"). Accordingly, the Company has no specific policy or practice on the timing of awards of Options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of Options, the Board will evaluate the appropriate steps to take in relation to the foregoing.
Regulatory Impact on Compensation
As a publicly traded financial institution, the Company must comply with multiple layers of regulations when considering and implementing compensation decisions. Although these regulations do not set specific parameters within which compensation decisions must be made, they do require that the Company and the Compensation Committee be mindful of the risks associated with compensation programs designed to incentivize superior performance.
Under the FDIC's 2015 Interagency Guidelines Establishing Standards for Safety and Soundness (the "Safety and Soundness Standards"), excessive compensation is prohibited as an unsafe and unsound practice. The FDIC has indicated that financial institutions should consider whether aggregate cash amounts paid, or non-cash benefits provided to an employee are unreasonable or disproportionate to the services the employee performs. The Safety and Soundness Standards set forth a framework within which financial institutions should evaluate an employee's compensation, with factors including compensation history, internal pay equity and, if appropriate, comparable compensation practices at peer institutions. In order to give the assessment proper context, the assessment should be made in light of the financial institution’s overall financial condition.
Separately, in 2010, the federal regulatory agencies, including the FDIC, the Federal Reserve, and the Office of the Comptroller of the Currency, together, issued the Guidance on Sound Incentive Compensation Policies, (the "Joint Guidance"). The Joint Guidance complements the Safety and Soundness Standards and establishes a framework within which financial institutions must assess the soundness of their incentive compensation plans, programs and arrangements. Because the Joint Guidance is limited to senior executive officers and those other individuals who, either alone or as a group, could pose a material risk to the financial institution, it is somewhat narrower in scope than the Safety and Soundness Standards. With respect to those individuals to which it applies, the Joint Guidance aims to ensure that any available incentive compensation arrangements appropriately balance risk and reward, are compatible with effective controls and risk management and have the support of strong corporate governance.
In addition to the foregoing, proposed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") that intend to implement further risk assessment guidelines and procedures may eventually be finalized by the financial institution regulatory agencies and the SEC. Some form of proposed rules have now been issued three times: first during 2011, then again in 2016, and most recently in 2024. However, none of those proposed rules have yet been finalized. If any such proposed rules under the Dodd-Frank Act are ever finalized, they may impose additional compensation-related risk assessment guidelines and procedures on financial institutions.
The Company is also subject to the SEC's rules regarding risk assessment, which apply to all publicly traded companies. The SEC also maintains compensation risk assessment rules, applicable generally to publicly traded companies, which require the issuer to determine whether any of its existing incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on the issuer.
The Compensation Committee completes a risk assessment of the Company's compensation programs and components on an annual basis. The Committee has determined that the Company’s incentive compensation plans, programs and arrangements do not create risks that are reasonably likely to have a material adverse effect on the Company.

2025 Compensation Decisions
The Compensation Committee has made the following decisions with respect to certain components of NEO compensation for 2025:
•Base Salaries: the following base salary increases effective March 3, 2025 were approved:

	2024	2025
Name	Base Salary	Base Salary	% Increase
Fred L. Drake	$350,000	$350,000	—%
J. Lance Carter	$557,185	$573,901	3.0%
Peter R. Chapman	$336,000	$349,440	4.0%
Lawrence J. Horvath	$332,800	$344,448	3.5%
Mark W. Scheirer	$266,444	$279,766	5.0%
•Short-Term Incentive Bonuses: the plan design for the 2025 short-term incentive bonuses was approved and remains substantially similar to the 2024 short-term incentive bonuses, except the performance levels for the adjusted pre-provision net revenue less net charge-offs (recoveries) component were revised with the threshold performance increased to $79.1 million, the target performance increased to $93.0 million, and the maximum performance increased to $106.7 million.
•Long-Term Equity Incentive Awards: the plan design for the 2025 long-term equity incentive awards was approved and remains substantially similar to the 2024 long-term equity incentive awards.

COMPENSATION COMMITTEE REPORT
We have reviewed and discussed the CD&A section of this Proxy Statement with management. Based on our review and discussion with management, we have recommended to the board of directors that the CD&A be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
Respectfully submitted by the Compensation Committee of the Board,
Eric E. Burwell (Chair)
Linda J. Koch
Gerald E. Pfeiffer

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table presents summary information regarding the total compensation paid to, earned by and awarded to each of our NEOs for 2024, 2023, and 2022.

Name and Principal Position(s)	Year	Salary	Stock Awards		Non-Equity Incentive Plan Compensation		All Other Compensation		Total
Fred L. Drake	2024	$350,000	$178,058	(1)	$208,012	(2)	$2,210	(3)	$738,280
Executive Chairman	2023	$449,992	$237,197		$235,364		$2,210		$924,763
	2022	$589,915	$234,848		$337,804		$2,930		$1,165,497
J. Lance Carter	2024	$553,064	$208,020	(1)	$413,933	(2)	$43,242	(3)	$1,218,259
President, Chief Executive Officer and Director	2023	$514,301	$187,258		$274,958		$38,948		$1,015,465
	2022	$465,723	$185,428		$266,687		$28,117		$945,955
Peter R. Chapman(4)	2024	$332,923	$128,006	(1)	$199,692	(2)	$12,190	(3)	$672,811
Executive Vice President and Chief Financial Officer	2023	$320,000	$64,002		$169,178		$42,561		$595,741
Lawrence J. Horvath	2024	$330,339	$95,986	(1)	$148,342	(2)	$17,128	(3)	$591,795
Executive Vice President and Chief Lending Officer
Mark W. Scheirer(4)	2024	$264,473	$64,042	(1)	$118,765	(2)	$15,940	(3)	$463,220
Executive Vice President and Chief Credit Officer
________________________________________
(1)Reflects the aggregate grant date fair value of RSU and PRSU awards calculated in accordance with FASB ASC Topic 718 and granted pursuant to the HBT Financial, Inc. Omnibus Incentive Plan. With respect to the PRSU awards, the amounts reflected assume a target level of performance, as that was the probable outcome at the time of grant. In the instance of maximum level of performance, the 2024 PRSU awards have the following values for each NEO: Mr. Drake ($133,553), Mr. Carter ($156,025), Mr. Chapman ($96,005), Mr. Horvath ($71,990), and Mr. Scheirer ($48,031). The assumptions used in calculating these amounts are set forth in Note 19 to the consolidated financial statements in our 2024 Annual Report on Form 10-K. For additional information with respect to the 2024 RSU and PRSU awards, see the Grants of Plan-Based Awards table below.
(2)Amounts for 2024 represent short-term incentive cash bonuses paid in March 2025 for the 2024 performance period. For further information on the performance metrics relating to such bonuses, and the actual achievement of such metrics, see the "Compensation Discussion and Analysis – Short-Term Incentive Bonuses" section of this Proxy Statement.
(3)The items comprising "All Other Compensation" for 2024 are as follows:

Name	Installment Payment for Exercise of Stock Appreciation Rights	Term Life Insurance Premiums	Group Term Life Insurance Premiums	Discretionary 401(k) Match	Executive Health Assessment	Total
Fred L. Drake	$—	$—	$2,210	$—	$—	$2,210
J. Lance Carter	$24,208	$1,509	$690	$15,250	$1,585	$43,242
Peter R. Chapman	$—	$—	$690	$11,500	$—	$12,190
Lawrence J. Horvath	$—	$—	$1,980	$15,148	$—	$17,128
Mark W. Scheirer	$—	$—	$690	$15,250	$—	$15,940
(4)Messrs. Horvath and Scheirer were not NEOs in 2023, and Messrs. Chapman, Horvath, and Scheirer were not NEOs in 2022.

Grants of Plan-Based Awards
The following table presents information on non-equity incentive plan awards and equity incentive awards to our NEOs during 2024.

		Compensation Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Performance Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Fred L. Drake	2/27/2024	—	$70,000	$140,000	$210,000	—	—	—	—	$—
	2/29/2024	2/27/2024	$—	$—	$—	1,168	4,671	7,007	—	$89,029
	2/29/2024	2/27/2024	$—	$—	$—	—	—	—	4,671	$89,029
J. Lance Carter	2/27/2024	—	$139,296	$278,593	$417,889	—	—	—	—	$—
	2/29/2024	2/27/2024	$—	$—	$—	1,364	5,457	8,186	—	$104,010
	2/29/2024	2/27/2024	$—	$—	$—	—	—	—	5,457	$104,010
Peter R. Chapman	2/27/2024	—	$67,200	$134,400	$201,600	—	—	—	—	$—
	2/29/2024	2/27/2024	$—	$—	$—	840	3,358	5,037	—	$64,003
	2/29/2024	2/27/2024	$—	$—	$—	—	—	—	3,358	$64,003
Lawrence J. Horvath	2/27/2024	—	$49,920	$99,840	$149,760	—	—	—	—	$—
	2/29/2024	2/27/2024	$—	$—	$—	630	2,518	3,777	—	$47,993
	2/29/2024	2/27/2024	$—	$—	$—	—	—	—	2,518	$47,993
Mark W. Scheirer	2/27/2024	—	$39,967	$79,933	$119,900	—	—	—	—	$—
	2/29/2024	2/27/2024	$—	$—	$—	420	1,680	2,520	—	$32,021
	2/29/2024	2/27/2024	$—	$—	$—	—	—	—	1,680	$32,021
________________________________________
(1)The amounts set forth in the "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" columns reflect the potential threshold, target, and maximum payouts for the short-term incentive bonuses based on 2024 performance when the 2024 performance goals were originally set. The amounts actually paid for 2024 appear in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table above. For a description of the metrics relating to such bonuses, and the actual achievement of such metrics, see the "Compensation Discussion and Analysis – Short-Term Incentive Bonuses" section of this Proxy Statement.
(2)The amounts set forth in the "Estimated Future Payouts Under Performance Equity Incentive Plan Awards" columns reflect the threshold, target, and maximum payouts for the PRSUs during a three-year performance period. For a description of the PRSUs, see the "Compensation Discussion and Analysis – Long-Term Equity Incentive Awards" section of this Proxy Statement.
(3)The amounts set forth in the "All Other Stock Awards: Number of Shares of Stock or Units" column reflects time-based RSUs. For a description of the RSUs, see the "Compensation Discussion and Analysis – Long-Term Equity Incentive Awards" section of this Proxy Statement.
(4)The grant date fair value of time-based RSUs is calculated in accordance with FASB ASC Topic 718 and based on the value of the underlying shares on the grant date. The grant date fair value of PRSUs is calculated in accordance with FASB ASC Topic 718 and based on the probable outcome of the performance condition on the grant date.

Outstanding Equity Awards at 2024 Year End
The following table summarizes, for each of our NEOs, the number of shares of our common stock underlying outstanding equity awards held as of December 31, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Shares of Stock That Have Not Vested (#)		Market Value of Shares or Shares of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Fred L. Drake	—		—	—	—	10,254	(2)	$224,563	(3)	24,040	(2)	$526,476	(3)
J. Lance Carter	6,120	(1)	—	$16.32	9/1/2029	9,865	(2)	$216,044	(3)	21,634	(2)	$473,785	(3)
Peter R. Chapman	—		—	—	—	17,216	(2)	$377,030	(3)	9,263	(2)	$202,860	(3)
Lawrence J. Horvath	6,120	(1)	—	$16.32	9/1/2029	4,640	(2)	$101,616	(3)	10,249	(2)	$224,453	(3)
Mark W. Scheirer	6,120	(1)	—	$16.32	9/1/2029	2,829	(2)	$61,955	(3)	6,024	(2)	$131,926	(3)
________________________________________
(1)Reflects cash-settled stock appreciation rights. Upon exercise of a stock appreciation right, the holder is entitled to receive a lump sum cash payment in an amount equal to the excess of the Company’s stock price on the date of exercise over the exercise price specified in the stock appreciation rights agreement.

(2)Reflects unvested RSUs and unearned PRSUs, as applicable, with dividend equivalent rights, which vest in accordance with the schedules set forth below, subject to the participant’s continued service through the vesting date. The number of PRSUs are reported at maximum performance.

		Number of Shares
Name	Vesting Date	Restricted Stock Units	Performance Restricted Stock Units
Fred L. Drake	2/28/2025	5,349	9,203
	2/28/2026	3,317	7,830
	2/28/2027	1,588	7,007
J. Lance Carter	2/28/2025	4,808	7,266
	2/28/2026	3,202	6,182
	2/28/2027	1,855	8,186
Peter R. Chapman	2/28/2025	7,934	—
	2/28/2026	8,140	4,226
	2/28/2027	1,142	5,037
Lawrence J. Horvath	2/28/2025	2,279	3,497
	2/28/2026	1,505	2,975
	2/28/2027	856	3,777
Mark W. Scheirer	2/28/2025	1,338	1,893
	2/28/2026	920	1,611
	2/28/2027	571	2,520
(3)Market value is calculated based on the closing stock price of $21.90 on December 31, 2024.

Stock Vested
The following table sets forth information concerning the vesting of stock awards with respect to each NEO in 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Fred L. Drake	20,415	$391,360
J. Lance Carter	16,251	$311,619
Peter R. Chapman	6,825	$130,085
Lawrence J. Horvath	7,291	$139,473
Mark W. Scheirer	4,231	$81,149
________________________________________
(1)The amounts set forth in this column represent the number of shares of RSUs and PRSUs that vested in 2024.
(2)The amounts set forth in this column represent the number of shares of RSUs and PRSUs that vested multiplied by the closing price of our common stock on the vesting date.

Potential Payments Upon Termination or Change in Control
The following table summarizes, for each of our NEOs, potential payments and benefits under our compensation programs and benefit plans that each NEO may be entitled to upon various terminations of employment or a change in control, assuming that such event occurred on the last business day of the year ended December 31, 2024:

Name	Cash Severance Payments	COBRA Continuation	Equity Awards(1)	Total Payments
Termination by the Company without "Cause" or Resignation by the NEO for "Good Reason" (in connection with a change in control)(2)(3)
Fred L. Drake	$980,000	$28,703	$751,039	$1,759,742
J. Lance Carter	$1,671,556	$42,617	$689,828	$2,404,001
Peter R. Chapman	$940,800	$30,216	$579,890	$1,550,906
Lawrence J. Horvath	$432,640	$30,216	$326,069	$788,925
Mark W. Scheirer	$346,377	$27,879	$193,881	$568,137
Termination by NEO's Qualifying Retirement or Death or Disability (in connection with a change in control)(3)
Fred L. Drake	$—	$—	$751,039	$751,039
J. Lance Carter	$—	$—	$689,828	$689,828
Peter R. Chapman	$—	$—	$579,890	$579,890
Lawrence J. Horvath	$—	$—	$326,069	$326,069
Mark W. Scheirer	$—	$—	$193,881	$193,881
Termination by the Company without "Cause" or Resignation by the NEO for "Good Reason" (not in connection with a change in control)(2)(3)
Fred L. Drake	$175,000	$—	$—	$175,000
J. Lance Carter	$278,593	$—	$—	$278,593
Peter R. Chapman	$168,000	$—	$—	$168,000
Lawrence J. Horvath	$166,400	$—	$—	$166,400
Mark W. Scheirer	$133,222	$—	$—	$133,222
Qualifying Retirement (not in connection with a change in control)(3)
Fred L. Drake	$—	$—	$495,290	$495,290
J. Lance Carter	$—	$—	$—	$—
Peter R. Chapman	$—	$—	$—	$—
Lawrence J. Horvath	$—	$—	$188,209	$188,209
Mark W. Scheirer	$—	$—	$—	$—
Death or Disability (not in connection with a change in control)(3)
Fred L. Drake	$—	$—	$751,039	$751,039
J. Lance Carter	$—	$—	$525,184	$525,184
Peter R. Chapman	$—	$—	$475,493	$475,493
Lawrence J. Horvath	$—	$—	$326,069	$326,069
Mark W. Scheirer	$—	$—	$145,328	$145,328
________________________________________
(1)Market value is calculated based on the closing stock price of $21.90 on December 31, 2024.
(2)See the "Compensation Discussion and Analysis – Employment Agreements" section for additional details on the cash severance payments and COBRA continuation benefits provided to each NEO in the event of a termination by the Company without "Cause" or a resignation by each NEO for "Good Reason."
(3)See the "Compensation Discussion and Analysis – Long-Term Equity Incentive Awards" section for additional details on the potential RSU and PRSU payments and benefits to each NEO upon the occurrence of the triggering event on the last business day of the ended December 31, 2024.

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), we provide the following disclosure regarding executive "compensation actually paid" and certain Company financial performance measures for the fiscal years listed below. You should refer to our CD&A disclosure, elsewhere in this Proxy Statement, for a complete description of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.
Pay Versus Performance Table
The Pay Versus Performance Table below summarizes the compensation values both previously reported in our Summary Compensation Table and as required to be adjusted by the rules adopted by the SEC pursuant to the Dodd-Frank Act and certain financial performance measures for the years listed.

							Value of Initial Fixed $100 Investment Based on:			Company- Selected Measure
Year	Summary Compensation Table Total for CEO Mr. Carter(1)	Compensation Actually Paid to CEO Mr. Carter(2)	Summary Compensation Table Total for CEO Mr. Drake(1)	Compensation Actually Paid to CEO Mr. Drake(2)	Average Summary Compensation Table Total for non-CEO NEOs(3)	Average Compensation Actually Paid to non-CEO NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income(7)	Adjusted Earnings Per Share - Diluted(8)
2024	$1,218,259	$1,335,195	$—	$—	$616,527	$688,248	$130.02	$103.80	$71,780,000	$2.37
2023	$1,015,465	$1,137,797	$924,763	$1,079,179	$595,741	$623,058	$120.66	$90.55	$65,842,000	$2.46
2022	$—	$—	$1,165,497	$1,163,578	$946,185	$943,896	$108.06	$92.12	$56,456,000	$1.93
________________________________________
(1)On May 24, 2023, Mr. Carter transitioned to the role of President and Chief Executive Officer of the Company and Heartland Bank. Prior to May 24, 2023, Mr. Drake served as our Chief Executive Officer.
(2)The dollar amounts reported represent compensation actually paid, as calculated in accordance with SEC rules, to our CEO for the covered fiscal year. See the "Calculation of Compensation Actually Paid" section below for further details.
(3)Our non-CEO NEOs were Messrs. Drake, Chapman, Horvath, and Scheirer for 2024; Mr. Chapman for 2023; and Messrs. Carter and Busch for 2022.
(4)The dollar amounts reported represent average compensation actually paid, as calculated in accordance with SEC rules, to our non-CEO NEOs for the covered fiscal year. See the "Calculation of Compensation Actually Paid" section below for further details.
(5)The Company’s cumulative total shareholder return, as of the last day of each reported year, is based on an initial fixed investment of $100 on December 31, 2021.
(6)Reflects the cumulative total shareholder return of the S&P Small Cap 600 Bank Index, as of the last day of each reported year, based on an initial fixed investment of $100 on December 31, 2021. The S&P Small Cap 600 Bank Index is the published industry or line-of-business index used by the Company for purposes of 201(e) of Regulation S-K under the Exchange Act in our Annual Report on Form 10-K for the year ended December 31, 2024.

(7)The Company's net income is reported in the Company's audited financial statements on our Annual Report on Form 10-K for the applicable fiscal year.
(8)Adjusted earnings per share – diluted is the company-selected measure and is a non-GAAP financial measure. As calculated from the Company's audited financial statements, adjusted earnings per share – diluted equals Adjusted Net Income allocated to common shares divided by weighted average common shares outstanding, including all dilutive potential shares. See pages 68 to 75 of the Company's Annual Report on Form 10-K for the year ended December 31, 2024 for a reconciliation of non-GAAP measures to their most closely comparable GAAP measures.
Calculation of Compensation Actually Paid
To calculate the amounts of "compensation actually paid" to our CEO and, on an average basis, our other NEOs, as reported in the table above, the following adjustments were made to total compensation as reported in the Summary Compensation Table.

	2024		2023			2022
	CEO Mr. Carter	Non-CEO NEOs (Average)	CEO Mr. Carter	CEO Mr. Drake	Non-CEO NEOs (Average)	CEO Mr. Drake	Non-CEO NEOs (Average)
Total Compensation from Summary Compensation Table	$1,218,259	$616,527	$1,015,465	$924,763	$595,741	$1,165,497	$946,185
Equity Awards Adjustments
Deduct: Summary Compensation Table grant date fair value of equity awards granted during fiscal year	208,020	116,523	187,258	237,197	64,002	234,848	181,045
Add: Fair value as of fiscal year end of equity awards granted during the fiscal year that are outstanding and unvested as of the fiscal year end	298,782	167,360	173,989	220,389	59,467	240,124	185,113
Add: Change as of fiscal year end in fair value of equity awards granted in any prior year that are outstanding and unvested as of fiscal year end	57,614	39,934	120,594	152,475	31,852	(8,710)	(7,450)
Add: Change as of the vesting date (from end of prior fiscal year) in fair value of any equity awards granted in any prior year that vested during or at the end of the fiscal year	(31,440)	(19,050)	15,007	18,749	—	1,515	1,093
Total Equity Awards Adjustments	116,936	71,721	122,332	154,416	27,317	(1,919)	(2,289)
Compensation Actually Paid	$1,335,195	$688,248	$1,137,797	$1,079,179	$623,058	$1,163,578	$943,896

Financial Performance Measures
As described in greater detail in the CD&A, a substantial portion our NEOs’ compensation is directly linked to the achievement of financial and operational metrics, as well as other strategic goals with rigorous targets that align with the Company’s business strategy, compensation philosophy, shareholder interests and most importantly, our long-term goals.
In addition to the Pay Versus Performance Table above, the following are the most important financial measures we use to link compensation actually paid to our CEO and our non-CEO NEOs for the most recently completed year to the Company’s performance. The measures in this list are not ranked, but the company-selected measure is denoted with an asterisk.
•Adjusted Earnings Per Share – Diluted(1)*
•Adjusted Pre-Provision Net Revenue Less Net Charge-offs (Recoveries)(2)
•Adjusted Return on Average Assets(2)
•Adjusted Efficiency Ratio (Tax-Equivalent Basis)(2)
•Nonperforming Assets to Total Assets
__________________________________________
(1)For additional information on the Company-Selected Measure, see footnote eight of the above Pay Versus Performance Table.
(2)For additional information on non-GAAP measures, including an explanation of their calculation and their reconciliation with related GAAP measures, see the "Compensation Discussion and Analysis – Short-Term Incentive Bonuses" section of this Proxy Statement.

Pay Versus Performance: Graphical Presentation
The following charts present the relationship between the "compensation actually paid" to our CEO and to, on an average basis, our other NEOs and the following:
•the Company’s cumulative total shareholder return and the peer group’s cumulative total shareholder return;
•net income; and
•the company-selected measure, adjusted earnings per share – diluted.

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid
(in thousands)
$1,500
$1,250
$1,000
$750
$500
$250
$—
Total Shareholder Return on $100
Invested at Beginning of Period
$160
$140
$120
$100
$80
$60
$40
2021
2022
2023
2024
CEO Compensation Actually Paid - Mr. Carter
CEO Compensation Actually Paid - Mr. Drake
Average Other NEO Compensation Actually Paid
HBT Total Shareholder Return
Peer Group Total Shareholder Return

Compensation Actually Paid vs. Net Income
Compensation Actually Paid (in thousands)
Net Income (in thousands)
$1,500
$1,250
$1,000
$750
$500
$250
$—
$78,000
$65,000
$52,000
$39,000
$26,000
$13,000
$—
2022
2023
2024
CEO Compensation Actually Paid - Mr. Carter
CEO Compensation Actually Paid - Mr. Drake
Average Other NEO Compensation Actually Paid
Net Income

Compensation Actually Paid vs. Adjusted Earnings Per Share – Diluted
Compensation Actually Paid (in thousands)
Adjusted Earnings Per Share – Diluted
$1,500
$1,250
$1,000
$750
$500
$250
$—
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$—
2022
2023
2024
CEO Compensation Actually Paid - Mr. Carter
CEO Compensation Actually Paid - Mr. Drake
Average Other NEO Compensation Actually Paid
Adjusted Earnings Per Share – Diluted

DIRECTOR COMPENSATION
The following table presents the total compensation we paid to non-employee directors for service on our Board during 2024. None of the directors receive any compensation or other payment in connection with his or her service as a director other than compensation received from the Company as set forth below.

Name(1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Roger A. Baker	$24,050	$11,436	$5,500	$40,986
C. Alvin Bowman	$28,150	$11,436	$7,350	$46,936
Eric E. Burwell	$29,250	$11,436	$5,500	$46,186
Patrick F. Busch	$—	$—	$—	$—
Allen C. Drake	$26,100	$11,436	$7,350	$44,886
Linda J. Koch	$29,100	$11,436	$5,500	$46,036
Gerald E. Pfeiffer	$33,825	$11,436	$5,500	$50,761
__________________________________________
(1)None of our employee directors received compensation for their service on our Board during 2024.
(2)Mr. Busch received no compensation for his service on our Board but received $468,060 for his service as Vice Chairman of Heartland Bank during 2024.
(3)Reflects the grant date fair value of awards of time-based restricted stock units with dividend equivalent rights granted in 2024. The grant date fair value was calculated in accordance with FASB ASC Topic 718, based on the value of the underlying shares on the date of the grant, which was $19.06. Assumptions used in calculating the value of these awards are discussed in Note 19 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024. The following table lists the aggregate number of unvested restricted stock units outstanding at fiscal year-end for each non-employee director.

Name	Restricted Stock Units
Roger A. Baker	600
C. Alvin Bowman	600
Eric E. Burwell	600
Allen C. Drake	600
Linda J. Koch	600
Gerald E. Pfeiffer	600
(4)Reflects $5,500 in director fees from Heartland Bank for each director and an additional $1,850 in committee fees from Heartland Bank for Messrs. Bowman and Drake.

During 2024 and 2025, each of our non-employee directors have been paid quarterly cash fees from their annual retainer and, when applicable, for attending committee or Company Board meetings and have received an annual equity award grant as follows:
Through March 31, 2024, each of our non-employee directors received an annual retainer of $12,000. The Chair of the Audit Committee received an additional annual fee of $5,000; the Chair of the Compensation Committee received an additional annual fee of $3,000; and the Chair of the Nominating and Corporate Governance Committee received an additional annual fee of $2,000. Additionally, Ms. Koch received an additional annual fee of $3,000 for providing the Company's Board with updates on legislative and regulatory changes in the banking industry. We also paid our non-employee directors a meeting fee of $300 for each meeting of the Company’s Board, a meeting fee of $350 for each committee meeting and a meeting fee of $500 for each meeting of Heartland Bank’s board of directors. In addition, on February 29, 2024, we made an annual equity award to each of our non-employee directors of 600 restricted stock units. The time-based restricted stock units vested on February 28, 2025.
From April 1, 2024 through February 28, 2025, each of our non-employee directors received an annual retainer of $18,000. The Chair of the Audit Committee received an additional annual fee of $7,500; the Chair of the Compensation Committee received an additional annual fee of $5,000; the Chair of the Nominating and Corporate Governance Committee received an additional annual fee of $3,000; and the Chair of Heartland Bank's Trust Committee received an additional annual fee of $5,000. We also paid our non-employee directors a meeting fee of $750 for each meeting of the Company’s Board, a meeting fee of $500 for each committee meeting and a meeting fee of $750 for each meeting of Heartland Bank’s board of directors.
Beginning March 1, 2025, each of our non-employee directors received an annual retainer of $19,000. The Chair of the Audit Committee will receive an additional annual fee of $7,800; the Chair of the Compensation Committee will receive an additional annual fee of $5,200; the Chair of the Nominating and Corporate Governance Committee will receive an additional annual fee of $3,200; and the Chair of Heartland Bank's Trust Committee will receive an additional annual fee of $5,200. We will also pay our non-employee directors a meeting fee of $775 for each meeting of the Company’s Board, a meeting fee of $525 for each committee meeting and a meeting fee of $775 for each meeting of Heartland Bank’s board of directors.

PROPOSAL 2—ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION
Section 14A of the Exchange Act and the rules and regulations promulgated thereunder require publicly traded companies, such as the Company, to permit a separate shareholder vote to approve the compensation of the Company’s NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC. In accordance with these requirements, we are providing shareholders with an advisory vote on the compensation of our executive officers.
As described in more detail in the CD&A section of this Proxy Statement, the overall objectives of the Company’s compensation programs have been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Shareholders are urged to read the CD&A section of this Proxy Statement, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure that describe the compensation of our NEOs in 2024. The Compensation Committee and the board of directors believe that the policies and procedures articulated in the CD&A section are effective in implementing our compensation philosophy and achieving its goals, and that the compensation of our NEOs in 2024 reflects and supports these compensation policies and procedures.
The following resolution is submitted for shareholder approval:
"RESOLVED, that HBT Financial, Inc.'s shareholders approve, on an advisory basis, its executive compensation as described in the section captioned "Compensation Discussion and Analysis" and the tabular disclosure regarding named executive officer compensation under "Executive Compensation" contained in the Company’s Proxy Statement, dated April 9, 2025."
Approval of this resolution requires the affirmative vote of a majority of the common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on the proposal. While this advisory vote on executive compensation, commonly referred to as a "say-on-pay" advisory vote, is required, it is not binding on our board of directors and may not be construed as overruling any decision by the board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements.
Where no instructions are indicated, validly executed proxies will be voted "FOR" the approval of the overall compensation of our NEOs.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE OVERALL COMPENSATION OF OUR NEOS BY VOTING "FOR" THIS PROPOSAL.

PROPOSAL 3—ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE "SAY-ON-PAY" ADVISORY VOTES
In accordance with Section 14A of the Exchange Act, the Company’s stockholders will also have an opportunity to vote, on an advisory and non-binding basis, on how frequently they would like to cast future advisory, non-binding votes on the compensation of the Company’s NEOs. In casting their votes, the Company’s stockholders will have an opportunity to indicate whether they prefer to hold an advisory, non-binding vote on the compensation of the Company’s NEOs every "1 Year," every "2 Years," or every "3 Years" or "Abstain" from voting.
The Board of Directors believes that conducting a "say-on-pay" vote every year will provide the Company’s stockholders with a reasonable period of time to evaluate the Company’s longer-term initiatives such as its merger, acquisition and loan purchase activities, and the effectiveness of the Company’s longer-term operating and compensation strategies. A one-year voting cycle will also not place undue emphasis on short-term operating results and will provide stockholders with a broader perspective on the Company’s operating results as economic conditions change. Finally, the Board of Directors believes that a one-year voting cycle will provide it with an appropriate period of time to evaluate and implement any changes that it may deem to be appropriate in response to the voting results. Although it is the current intention of the Board of Directors to hold this advisory vote every year, the Board of Directors may determine that a different voting frequency is appropriate, either in response to the vote of the stockholders on this proposal or for other reasons.
This proposal provides the stockholders of the Company with an opportunity to cast advisory votes on whether the advisory, non-binding vote on the approval of the Company’s NEO compensation should be held every one, two or three years. The option among those choices that obtains a plurality of votes cast at the Annual Meeting will be deemed to have received the advisory approval of our stockholders. Section 14A of the Exchange Act requires us to hold an advisory vote on the frequency of say-on-pay votes at least once every six years. The next advisory vote will occur at the Annual Meeting of Stockholders in 2031.
Where no instructions are indicated, validly executed proxies will be voted for "1 Year."
THE BOARD OF DIRECTORS RECOMMENDS THAT AN ADVISORY, NON-BINDING STOCKHOLDER VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS BE CONDUCTED EVERY "1 YEAR."

INFORMATION REGARDING THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP ("RSM") has served as our independent registered public accounting firm since June 2017.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of HBT Financial’s independent registered public accounting firm. The Audit Committee is also responsible for the audit fee negotiations with RSM and preapproves any engagement of RSM.
Audit and Related Fees
For the years ended December 31, 2024 and 2023, RSM billed us for the following services:

	2024	2023
Audit fees (1)	$479,347	$518,637
Audit-related fees (2)	—	10,500
Tax fees	—	—
All other fees	—	—
Total fees	$479,347	$529,137
__________________________________________
(1)Audit fees include fees for professional services performed by RSM for the audit of the Company’s consolidated financial statements, including procedures required to comply with the U.S. Department of Housing and Urban Development and quarterly reviews. Additionally, the 2023 audit fees include $76,125 for audit procedures performed by RSM relating to our acquisition of Town and Country Financial Corporation.
(2)Audit-related fees represent assurance and related services performed by RSM that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, including procedures required for filing registration statements.
Pre-Approval Policy
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to RSM for the years ended December 31, 2024 and 2023 were pre-approved by our Audit Committee.

PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors appointed RSM as HBT Financial’s independent registered public accounting firm for the year ending December 31, 2025, and seeks ratification of the appointment by HBT Financial’s stockholders. The Audit Committee, however, retains sole authority over the appointment and replacement of HBT Financial independent auditors. As a result, despite any ratification of this engagement of RSM by HBT Financial’s stockholders, the Audit Committee will continue to be authorized to terminate the engagement at any time during the year, to retain another independent registered public accounting firm to examine and audit the consolidated financial statements of HBT Financial for the year ending December 31, 2025, or to take any other related action if judged by the Audit Committee to be in the best interests of HBT Financial. If the appointment of RSM as HBT Financial’s independent registered public accounting firm for the year ending December 31, 2025, is not ratified by the stockholders, then the matter will be referred to the Audit Committee for further review and action.
Representatives of RSM will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.
The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025, requires the affirmative vote of a majority of the common stock present, in person or by proxy, at the Annual Meeting and entitled to vote on the proposal. Where no instructions are indicated, validly executed proxies will be voted "FOR" this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF RSM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

AUDIT COMMITTEE REPORT
The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent we incorporate this report by specific reference.
HBT Financial’s management has the primary responsibility for the financial statements and the reporting process, including internal control over financial reporting. As part of the Audit Committee’s oversight function, the Audit Committee has:
•Reviewed and discussed HBT Financial’s annual audited consolidated financial statements and related schedules and quarterly financial statements with management and RSM US LLP ("RSM"), HBT Financial’s independent registered public accounting firm;
•Discussed with RSM the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the Securities Exchange Commission; and
•Received the written disclosures and letter from RSM required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM’s communications with the Audit Committee concerning independence and discussed with RSM their independence and related matters.
On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that HBT Financial’s audited financial statements be included in HBT Financial’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.
Respectfully submitted by the Audit Committee of the Board,
Gerald E. Pfeiffer (Chair)
Roger A. Baker
C. Alvin Bowman
Linda J. Koch

SUBMISSION OF STOCKHOLDER PROPOSALS AND ADVANCE NOTICE PROCEDURES
Stockholders interested in submitting a proposal for inclusion in our proxy materials for the Annual Meeting of Stockholders in 2026 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Corporate Secretary of HBT Financial no later than December 10, 2025, and must otherwise comply with the SEC’s rules. Proposals should be sent to: Corporate Secretary, HBT Financial, Inc., 401 North Hershey Road, Bloomington, Illinois 61704.
If you intend to present a proposal at the Annual Meeting of Stockholders in 2026, or if you want to nominate one or more directors at the Annual Meeting of Stockholders in 2026, you must comply with the advance notice provisions of HBT Financial’s bylaws. If you intend to present a proposal at the Annual Meeting, or if you want to nominate one or more directors, you must give timely notice thereof delivered by hand in writing to the Corporate Secretary at the address set forth above. Our Corporate Secretary must receive the notice not less than 90 days and not more than 120 days before the anniversary date of the immediately preceding annual meeting of stockholders. This means that, for our 2026 Annual Meeting, our Corporate Secretary must receive the notice no earlier than January 20, 2026 and no later than February 19, 2026. You may contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended.
We make available free of charge on or through our internet website, https://ir.hbtfinancial.com/, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s internet website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.
WE WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF OUR 2024 ANNUAL REPORT ON FORM 10-K. STOCKHOLDERS SHOULD DIRECT SUCH REQUESTS TO OUR CORPORATE SECRETARY, HBT FINANCIAL, INC., 401 NORTH HERSHEY ROAD, BLOOMINGTON, ILLINOIS 61704.

OTHER MATTERS
Householding
In a further effort to reduce printing costs and postage fees, we may adopt a practice approved by the SEC called "householding." Under this practice, stockholders who have the same address and last name and have elected to receive paper copies of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Upon request, HBT Financial will promptly deliver a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered. Conversely, stockholders sharing an address who are receiving multiple copies of Annual Reports or Proxy Statements may request delivery of a single copy.
Requests in this regard should be addressed to:
HBT Financial, Inc.
Attn: Investor Relations
401 North Hershey Road
Bloomington, Illinois 61704
Beneficial owners can request information about householding from their bank, broker or other nominee.
Stockholders who beneficially own shares of our common stock held in street name may contact their broker, bank or other similar organization to request information about householding.
Annual Report on Form 10-K
A copy of our 2024 Annual Report on Form 10-K is available at https://ir.hbtfinancial.com/. To request an additional copy of the 2024 Annual Report on Form 10-K without charge, please write to Investor Relations, HBT Financial, Inc., 401 North Hershey Road, Bloomington, Illinois 61704.
Solicitation of Proxies
The cost of soliciting proxies will be borne by HBT Financial. Officers and other employees of HBT Financial may solicit proxies personally, by mail, by telephone and by facsimile. HBT Financial may request banks and brokers or other similar agents to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing.

HBT Financial, Inc.

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/HBT or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2025 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 4, and for 1 YEAR on Proposal 3.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Roger A. Baker	☐	☐	02 - C. Alvin Bowman	☐	☐	03 - Eric E. Burwell	☐	☐
04 - Patrick F. Busch	☐	☐	05 - J. Lance Carter	☐	☐	06 - Allen C. Drake	☐	☐
07 - Fred L. Drake	☐	☐	08 - Linda J. Koch	☐	☐	09 - Gerald E. Pfeiffer	☐	☐

	1 YR	2 YRS	3 YRS	Abstain
3. To approve, on a non-binding, advisory basis, the frequency with which stockholders will vote on future say-on-pay proposals.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2025 Annual Meeting of Stockholders of HBT Financial, Inc. will be held on
May 20, 2025, 10:00 A.M. Central Time, virtually via the internet at meetnow.global/MGVTYT2.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/HBT

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/HBT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — HBT Financial, Inc.

2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 20, 2025

Fred L. Drake, J. Lance Carter, and Renee K. Fehr, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of HBT Financial, Inc. to be held on May 20, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will vote FOR the nominees in Proposal 1, FOR Proposals 2 and 4, and for 1 YEAR on Proposal 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.